UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-01540
AIM Funds Group (Invesco Funds Group)
(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000  Houston, Texas 77046
(Address of principal executive offices) (Zip code)
Glenn Brightman, Principal Executive Officer
11 Greenway Plaza, Suite 1000
Houston, Texas 77046
(Name and address of agent for service)
Registrant's telephone number, including area code:
(713) 626-1919
Date of fiscal year end:
December 31
Date of reporting period:
December 31, 2024
Item 1. Reports to Stockholders.
(a) The Registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Act") is as follows:

Invesco EQV European Small Company Fund
Class A: ESMAX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about Invesco EQV European Small Company Fund (the “Fund”) for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco EQV European Small Company Fund (Class A)	$150	1.48%
How Did The Fund Perform During The Period?
• European equity markets rose modestly during the fiscal year ended December 31, 2024. Returns were more muted in Europe compared to other regions due to economic weakness and limited exposure to artificial intelligence (AI). Large-cap stocks outperformed small-cap stocks, and value stocks outperformed growth stocks. UK equities also outperformed those of continental Europe, driven by a cyclical rebound. Within continental Europe, France was among the weakest markets, hurt by political instability as December brought the country’s fourth new government of 2024.
• For the fiscal year ended December 31, 2024, Class A shares of the Fund, excluding sales charge, returned 2.50%. For the same time period, the MSCI Europe Small Cap Index returned -0.96%.
What contributed to performance?
ME Group International PLC | A UK-based vending machine operator. The company reported strong earnings primarily driven by its fast-growing automated laundry machines during the fiscal year.
IG Group Holdings PLC | A UK-based online trading provider. Management provided a robust trading update showing attractive growth, and, under the new CEO Breon Corcoran, shares rose from very low levels. We believe Corcoran’s record is strong and has reignited excitement about the company’s business potential.
Clarkson PLC | A British global leading shipping broker. The company benefited from a strong US economy and the disruption from Houthi attacks in the Red Sea and Gulf of Aden. The attacks led to many vessels taking the longer route around South Africa, which effectively suppressed supply and pushed prices up.
What detracted from performance?
Carlo Gavazzi Holding AG | A Switzerland-based manufacturer of niche switches, controls and sensors for building and industrial automation. The company experienced weakened demand due to destocking and macro weakness in Europe and China. However, we still believe that Carlo Gavazzi may benefit from the secular trends of automation, electrification and supply chain de-globalization.
CompuGroup Medical SE & Co. KGaA | A German health care information technology provider. The company cut fiscal year 2024 guidance due to project delays and reduced customer spending due to macroeconomic uncertainties. The stock fell to near all-time lows due to lack of visibility and earnings momentum. During the fourth quarter 2024, the company received an offer by CVC Capital Partners to be taken private, and that offer is supported by the company’s founder and largest shareholder.
Text S.A. | A Polish software company. Text’s core business of call center software solutions is projected to be most disrupted by AI and large language models (LLMs) in the short term, which we believe muddles the medium term visibility of the company’s prospects. Text has been investing in its proprietary AI solution but is dwarfed by the leading AI players.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco EQV European Small Company Fund (Class A) —including sales charge	(3.03)%	4.80%	6.30%
Invesco EQV European Small Company Fund (Class A) —excluding sales charge	2.50%	6.00%	6.90%
MSCI Europe Small Cap Index (Net)	(0.96)%	1.98%	5.31%
MSCI Europe Index (Net)	1.79%	4.90%	4.98%
Effective April 26, 2024, the Fund changed its broad-based securities market benchmark from the MSCI Europe Small Cap Index (Net) to the MSCI Europe Index (Net) to reflect that the MSCI Europe Index (Net) can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of December 31, 2024)
Fund net assets	$165,025,203
Total number of portfolio holdings	59
Total advisory fees paid	$1,695,137
Portfolio turnover rate	14%
What Comprised The Fund's Holdings?
(as of December 31, 2024)
Top ten holdings*
(% of net assets)
Renew Holdings PLC	4.10%
IG Group Holdings PLC	3.89%
Diploma PLC	3.82%
Neurones	3.74%
ME Group International PLC	3.36%
Kardex Holding AG	3.30%
Kaufman & Broad S.A.	3.21%
DCC PLC	3.13%
Clarkson PLC	2.91%
flatexDEGIRO AG	2.79%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco EQV European Small Company Fund
Class C: ESMCX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about Invesco EQV European Small Company Fund (the “Fund”) for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco EQV European Small Company Fund (Class C)	$225	2.23%
How Did The Fund Perform During The Period?
• European equity markets rose modestly during the fiscal year ended December 31, 2024. Returns were more muted in Europe compared to other regions due to economic weakness and limited exposure to artificial intelligence (AI). Large-cap stocks outperformed small-cap stocks, and value stocks outperformed growth stocks. UK equities also outperformed those of continental Europe, driven by a cyclical rebound. Within continental Europe, France was among the weakest markets, hurt by political instability as December brought the country’s fourth new government of 2024.
• For the fiscal year ended December 31, 2024, Class C shares of the Fund, excluding sales charge, returned 1.72%. For the same time period, the MSCI Europe Small Cap Index returned -0.96%.
What contributed to performance?
ME Group International PLC | A UK-based vending machine operator. The company reported strong earnings primarily driven by its fast-growing automated laundry machines during the fiscal year.
IG Group Holdings PLC | A UK-based online trading provider. Management provided a robust trading update showing attractive growth, and, under the new CEO Breon Corcoran, shares rose from very low levels. We believe Corcoran’s record is strong and has reignited excitement about the company’s business potential.
Clarkson PLC | A British global leading shipping broker. The company benefited from a strong US economy and the disruption from Houthi attacks in the Red Sea and Gulf of Aden. The attacks led to many vessels taking the longer route around South Africa, which effectively suppressed supply and pushed prices up.
What detracted from performance?
Carlo Gavazzi Holding AG | A Switzerland-based manufacturer of niche switches, controls and sensors for building and industrial automation. The company experienced weakened demand due to destocking and macro weakness in Europe and China. However, we still believe that Carlo Gavazzi may benefit from the secular trends of automation, electrification and supply chain de-globalization.
CompuGroup Medical SE & Co. KGaA | A German health care information technology provider. The company cut fiscal year 2024 guidance due to project delays and reduced customer spending due to macroeconomic uncertainties. The stock fell to near all-time lows due to lack of visibility and earnings momentum. During the fourth quarter 2024, the company received an offer by CVC Capital Partners to be taken private, and that offer is supported by the company’s founder and largest shareholder.
Text S.A. | A Polish software company. Text’s core business of call center software solutions is projected to be most disrupted by AI and large language models (LLMs) in the short term, which we believe muddles the medium term visibility of the company’s prospects. Text has been investing in its proprietary AI solution but is dwarfed by the leading AI players.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco EQV European Small Company Fund (Class C) —including sales charge	0.94%	5.20%	6.26%
Invesco EQV European Small Company Fund (Class C) —excluding sales charge	1.72%	5.20%	6.26%
MSCI Europe Small Cap Index (Net)	(0.96)%	1.98%	5.31%
MSCI Europe Index (Net)	1.79%	4.90%	4.98%
Effective April 26, 2024, the Fund changed its broad-based securities market benchmark from the MSCI Europe Small Cap Index (Net) to the MSCI Europe Index (Net) to reflect that the MSCI Europe Index (Net) can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of December 31, 2024)
Fund net assets	$165,025,203
Total number of portfolio holdings	59
Total advisory fees paid	$1,695,137
Portfolio turnover rate	14%
What Comprised The Fund's Holdings?
(as of December 31, 2024)
Top ten holdings*
(% of net assets)
Renew Holdings PLC	4.10%
IG Group Holdings PLC	3.89%
Diploma PLC	3.82%
Neurones	3.74%
ME Group International PLC	3.36%
Kardex Holding AG	3.30%
Kaufman & Broad S.A.	3.21%
DCC PLC	3.13%
Clarkson PLC	2.91%
flatexDEGIRO AG	2.79%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco EQV European Small Company Fund
Class Y: ESMYX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about Invesco EQV European Small Company Fund (the “Fund”) for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco EQV European Small Company Fund (Class Y)	$125	1.23%
How Did The Fund Perform During The Period?
• European equity markets rose modestly during the fiscal year ended December 31, 2024. Returns were more muted in Europe compared to other regions due to economic weakness and limited exposure to artificial intelligence (AI). Large-cap stocks outperformed small-cap stocks, and value stocks outperformed growth stocks. UK equities also outperformed those of continental Europe, driven by a cyclical rebound. Within continental Europe, France was among the weakest markets, hurt by political instability as December brought the country’s fourth new government of 2024.
• For the fiscal year ended December 31, 2024, Class Y shares of the Fund returned 2.70%. For the same time period, the MSCI Europe Small Cap Index returned -0.96%.
What contributed to performance?
ME Group International PLC | A UK-based vending machine operator. The company reported strong earnings primarily driven by its fast-growing automated laundry machines during the fiscal year.
IG Group Holdings PLC | A UK-based online trading provider. Management provided a robust trading update showing attractive growth, and, under the new CEO Breon Corcoran, shares rose from very low levels. We believe Corcoran’s record is strong and has reignited excitement about the company’s business potential.
Clarkson PLC | A British global leading shipping broker. The company benefited from a strong US economy and the disruption from Houthi attacks in the Red Sea and Gulf of Aden. The attacks led to many vessels taking the longer route around South Africa, which effectively suppressed supply and pushed prices up.
What detracted from performance?
Carlo Gavazzi Holding AG | A Switzerland-based manufacturer of niche switches, controls and sensors for building and industrial automation. The company experienced weakened demand due to destocking and macro weakness in Europe and China. However, we still believe that Carlo Gavazzi may benefit from the secular trends of automation, electrification and supply chain de-globalization.
CompuGroup Medical SE & Co. KGaA | A German health care information technology provider. The company cut fiscal year 2024 guidance due to project delays and reduced customer spending due to macroeconomic uncertainties. The stock fell to near all-time lows due to lack of visibility and earnings momentum. During the fourth quarter 2024, the company received an offer by CVC Capital Partners to be taken private, and that offer is supported by the company’s founder and largest shareholder.
Text S.A. | A Polish software company. Text’s core business of call center software solutions is projected to be most disrupted by AI and large language models (LLMs) in the short term, which we believe muddles the medium term visibility of the company’s prospects. Text has been investing in its proprietary AI solution but is dwarfed by the leading AI players.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco EQV European Small Company Fund (Class Y)	2.70%	6.25%	7.16%
MSCI Europe Small Cap Index (Net)	(0.96)%	1.98%	5.31%
MSCI Europe Index (Net)	1.79%	4.90%	4.98%
Effective April 26, 2024, the Fund changed its broad-based securities market benchmark from the MSCI Europe Small Cap Index (Net) to the MSCI Europe Index (Net) to reflect that the MSCI Europe Index (Net) can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of December 31, 2024)
Fund net assets	$165,025,203
Total number of portfolio holdings	59
Total advisory fees paid	$1,695,137
Portfolio turnover rate	14%
What Comprised The Fund's Holdings?
(as of December 31, 2024)
Top ten holdings*
(% of net assets)
Renew Holdings PLC	4.10%
IG Group Holdings PLC	3.89%
Diploma PLC	3.82%
Neurones	3.74%
ME Group International PLC	3.36%
Kardex Holding AG	3.30%
Kaufman & Broad S.A.	3.21%
DCC PLC	3.13%
Clarkson PLC	2.91%
flatexDEGIRO AG	2.79%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco EQV European Small Company Fund
Class R6: ESMSX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about Invesco EQV European Small Company Fund (the “Fund”) for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco EQV European Small Company Fund (Class R6)	$114	1.12%
How Did The Fund Perform During The Period?
• European equity markets rose modestly during the fiscal year ended December 31, 2024. Returns were more muted in Europe compared to other regions due to economic weakness and limited exposure to artificial intelligence (AI). Large-cap stocks outperformed small-cap stocks, and value stocks outperformed growth stocks. UK equities also outperformed those of continental Europe, driven by a cyclical rebound. Within continental Europe, France was among the weakest markets, hurt by political instability as December brought the country’s fourth new government of 2024.
• For the fiscal year ended December 31, 2024, Class R6 shares of the Fund returned 2.82%. For the same time period, the MSCI Europe Small Cap Index returned -0.96%.
What contributed to performance?
ME Group International PLC | A UK-based vending machine operator. The company reported strong earnings primarily driven by its fast-growing automated laundry machines during the fiscal year.
IG Group Holdings PLC | A UK-based online trading provider. Management provided a robust trading update showing attractive growth, and, under the new CEO Breon Corcoran, shares rose from very low levels. We believe Corcoran’s record is strong and has reignited excitement about the company’s business potential.
Clarkson PLC | A British global leading shipping broker. The company benefited from a strong US economy and the disruption from Houthi attacks in the Red Sea and Gulf of Aden. The attacks led to many vessels taking the longer route around South Africa, which effectively suppressed supply and pushed prices up.
What detracted from performance?
Carlo Gavazzi Holding AG | A Switzerland-based manufacturer of niche switches, controls and sensors for building and industrial automation. The company experienced weakened demand due to destocking and macro weakness in Europe and China. However, we still believe that Carlo Gavazzi may benefit from the secular trends of automation, electrification and supply chain de-globalization.
CompuGroup Medical SE & Co. KGaA | A German health care information technology provider. The company cut fiscal year 2024 guidance due to project delays and reduced customer spending due to macroeconomic uncertainties. The stock fell to near all-time lows due to lack of visibility and earnings momentum. During the fourth quarter 2024, the company received an offer by CVC Capital Partners to be taken private, and that offer is supported by the company’s founder and largest shareholder.
Text S.A. | A Polish software company. Text’s core business of call center software solutions is projected to be most disrupted by AI and large language models (LLMs) in the short term, which we believe muddles the medium term visibility of the company’s prospects. Text has been investing in its proprietary AI solution but is dwarfed by the leading AI players.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco EQV European Small Company Fund (Class R6)	2.82%	6.37%	7.18%
MSCI Europe Small Cap Index (Net)	(0.96)%	1.98%	5.31%
MSCI Europe Index (Net)	1.79%	4.90%	4.98%
Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares. Class R6 shares' returns of the Fund will be different from Class A shares' returns of the Fund as they have different expenses.
Effective April 26, 2024, the Fund changed its broad-based securities market benchmark from the MSCI Europe Small Cap Index (Net) to the MSCI Europe Index (Net) to reflect that the MSCI Europe Index (Net) can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of December 31, 2024)
Fund net assets	$165,025,203
Total number of portfolio holdings	59
Total advisory fees paid	$1,695,137
Portfolio turnover rate	14%
What Comprised The Fund's Holdings?
(as of December 31, 2024)
Top ten holdings*
(% of net assets)
Renew Holdings PLC	4.10%
IG Group Holdings PLC	3.89%
Diploma PLC	3.82%
Neurones	3.74%
ME Group International PLC	3.36%
Kardex Holding AG	3.30%
Kaufman & Broad S.A.	3.21%
DCC PLC	3.13%
Clarkson PLC	2.91%
flatexDEGIRO AG	2.79%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco EQV International Small Company Fund
Class A: IEGAX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about Invesco EQV International Small Company Fund (the “Fund”) for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco EQV International Small Company Fund (Class A)	$158	1.60%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• Global equity markets rose during the fiscal year ended December 31, 2024. In the US, enthusiasm around artificial intelligence led to concentrated market leadership in the mega cap technology space with small-caps lagging large-caps but still posting a respectable double-digit positive return. Outside of the US, returns were more muted with international small-caps posting a modest positive return. Emerging market small-caps outperformed international developed small-caps, but particular weakness was seen in Brazilian equities as Brazil’s rising interest rates and a stronger US dollar dampened investor confidence.
• For the fiscal year ended December 31, 2024, Class A shares of the Fund, exluding sales charge, returned -2.62%. For the same time period, the MSCI ACWI ex USA Small Cap Index returned 3.36%.
What contributed to performance?
ME Group International PLC | A UK-based vending machine operator. The company reported strong earnings primarily driven by its fast-growing automated laundry machines during the fiscal year.
MakeMyTrip Ltd. | An India-based online travel booking services company with what we believe is a strong management team and sustainable advantages. In our view India’s travel industry is still in the nascent stage of development with potential multi-decade growth opportunities ahead. The stock benefited from increased bookings, as travel in India has recovered beyond pre-pandemic levels.
IG Group Holdings PLC | A UK-based online trading provider. Management provided a robust trading update showing attractive growth, and, under the new CEO Breon Corcoran, shares rose from very low levels. We believe Corcoran’s record is strong and has reignited excitement about the company’s business potential.
What detracted from performance?
Hamamatsu Photonics K.K. | A Japan-based scientific research led company focused on cutting-edge light technology (photonics) and its applications. Several of Hamamatsu’s end markets have been going through a cyclical downturn, leading to guidance cuts and an earnings downgrade.
Multiplan Empreendimentos Imobiliarios S.A. | An owner and operator of malls in Brazil. Interest rates in Brazil have been rising due to increasing budget deficits. Multiplan has been affected due to its negative valuation correlation with interest rates.
CompuGroup Medical SE & Co. KGaA | A German health care information technology provider. The company cut fiscal year 2024 guidance due to project delays and reduced customer spending due to macroeconomic uncertainties. The stock fell to near all-time lows due to lack of visibility and earnings momentum. During the fourth quarter of 2024, the company received an offer by CVC Capital Partners to be taken private, and that offer is supported by the company’s founder and largest shareholder.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco EQV International Small Company Fund (Class A) —including sales charge	(7.96)%	3.97%	4.42%
Invesco EQV International Small Company Fund (Class A) —excluding sales charge	(2.62)%	5.16%	5.01%
MSCI ACWI ex USA Small Cap Index (Net)	3.36%	4.30%	5.66%
MSCI ACWI ex-USA® Index (Net)	5.53%	4.10%	4.80%
Effective April 26, 2024, the Fund changed its broad-based securities market benchmark from the MSCI ACWI ex USA Small Cap Index (Net) to the MSCI ACWI ex-USA® Index (Net) to reflect that the MSCI ACWI ex-USA® Index (Net) can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of December 31, 2024)
Fund net assets	$494,272,821
Total number of portfolio holdings	77
Total advisory fees paid	$4,328,647
Portfolio turnover rate	23%
What Comprised The Fund's Holdings?
(as of December 31, 2024)
Top ten holdings*
(% of net assets)
IG Group Holdings PLC	2.97%
Tongcheng Travel Holdings Ltd.	2.77%
ME Group International PLC	2.72%
E-L Financial Corp. Ltd.	2.41%
Renew Holdings PLC	2.34%
CTS Eventim AG & Co. KGaA	2.22%
flatexDEGIRO AG	2.17%
DCC PLC	2.11%
4imprint Group PLC	1.97%
Zuken, Inc.	1.90%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since December 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective April 26, 2024, the expense limitation for Class A shares changed from 2.25% to 1.55% of the Fund's average daily net assets. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2026.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco EQV International Small Company Fund
Class C: IEGCX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about Invesco EQV International Small Company Fund (the “Fund”) for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco EQV International Small Company Fund (Class C)	$231	2.35%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• Global equity markets rose during the fiscal year ended December 31, 2024. In the US, enthusiasm around artificial intelligence led to concentrated market leadership in the mega cap technology space with small-caps lagging large-caps but still posting a respectable double-digit positive return. Outside of the US, returns were more muted with international small-caps posting a modest positive return. Emerging market small-caps outperformed international developed small-caps, but particular weakness was seen in Brazilian equities as Brazil’s rising interest rates and a stronger US dollar dampened investor confidence.
• For the fiscal year ended December 31, 2024, Class C shares of the Fund, exluding sales charge, returned -3.34%. For the same time period, the MSCI ACWI ex USA Small Cap Index returned 3.36%.
What contributed to performance?
ME Group International PLC | A UK-based vending machine operator. The company reported strong earnings primarily driven by its fast-growing automated laundry machines during the fiscal year.
MakeMyTrip Ltd. | An India-based online travel booking services company with what we believe is a strong management team and sustainable advantages. In our view India’s travel industry is still in the nascent stage of development with potential multi-decade growth opportunities ahead. The stock benefited from increased bookings, as travel in India has recovered beyond pre-pandemic levels.
IG Group Holdings PLC | A UK-based online trading provider. Management provided a robust trading update showing attractive growth, and, under the new CEO Breon Corcoran, shares rose from very low levels. We believe Corcoran’s record is strong and has reignited excitement about the company’s business potential.
What detracted from performance?
Hamamatsu Photonics K.K. | A Japan-based scientific research led company focused on cutting-edge light technology (photonics) and its applications. Several of Hamamatsu’s end markets have been going through a cyclical downturn, leading to guidance cuts and an earnings downgrade.
Multiplan Empreendimentos Imobiliarios S.A. | An owner and operator of malls in Brazil. Interest rates in Brazil have been rising due to increasing budget deficits. Multiplan has been affected due to its negative valuation correlation with interest rates.
CompuGroup Medical SE & Co. KGaA | A German health care information technology provider. The company cut fiscal year 2024 guidance due to project delays and reduced customer spending due to macroeconomic uncertainties. The stock fell to near all-time lows due to lack of visibility and earnings momentum. During the fourth quarter of 2024, the company received an offer by CVC Capital Partners to be taken private, and that offer is supported by the company’s founder and largest shareholder.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco EQV International Small Company Fund (Class C) —including sales charge	(4.33)%	4.37%	4.38%
Invesco EQV International Small Company Fund (Class C) —excluding sales charge	(3.34)%	4.37%	4.38%
MSCI ACWI ex USA Small Cap Index (Net)	3.36%	4.30%	5.66%
MSCI ACWI ex-USA® Index (Net)	5.53%	4.10%	4.80%
Effective April 26, 2024, the Fund changed its broad-based securities market benchmark from the MSCI ACWI ex USA Small Cap Index (Net) to the MSCI ACWI ex-USA® Index (Net) to reflect that the MSCI ACWI ex-USA® Index (Net) can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of December 31, 2024)
Fund net assets	$494,272,821
Total number of portfolio holdings	77
Total advisory fees paid	$4,328,647
Portfolio turnover rate	23%
What Comprised The Fund's Holdings?
(as of December 31, 2024)
Top ten holdings*
(% of net assets)
IG Group Holdings PLC	2.97%
Tongcheng Travel Holdings Ltd.	2.77%
ME Group International PLC	2.72%
E-L Financial Corp. Ltd.	2.41%
Renew Holdings PLC	2.34%
CTS Eventim AG & Co. KGaA	2.22%
flatexDEGIRO AG	2.17%
DCC PLC	2.11%
4imprint Group PLC	1.97%
Zuken, Inc.	1.90%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since December 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective April 26, 2024, the expense limitation for Class C shares changed from 3.00% to 2.30% of the Fund's average daily net assets. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2026.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco EQV International Small Company Fund
Class Y: IEGYX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about Invesco EQV International Small Company Fund (the “Fund”) for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco EQV International Small Company Fund (Class Y)	$133	1.35%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• Global equity markets rose during the fiscal year ended December 31, 2024. In the US, enthusiasm around artificial intelligence led to concentrated market leadership in the mega cap technology space with small-caps lagging large-caps but still posting a respectable double-digit positive return. Outside of the US, returns were more muted with international small-caps posting a modest positive return. Emerging market small-caps outperformed international developed small-caps, but particular weakness was seen in Brazilian equities as Brazil’s rising interest rates and a stronger US dollar dampened investor confidence.
• For the fiscal year ended December 31, 2024, Class Y shares of the Fund returned -2.37%. For the same time period, the MSCI ACWI ex USA Small Cap Index returned 3.36%.
What contributed to performance?
ME Group International PLC | A UK-based vending machine operator. The company reported strong earnings primarily driven by its fast-growing automated laundry machines during the fiscal year.
MakeMyTrip Ltd. | An India-based online travel booking services company with what we believe is a strong management team and sustainable advantages. In our view India’s travel industry is still in the nascent stage of development with potential multi-decade growth opportunities ahead. The stock benefited from increased bookings, as travel in India has recovered beyond pre-pandemic levels.
IG Group Holdings PLC | A UK-based online trading provider. Management provided a robust trading update showing attractive growth, and, under the new CEO Breon Corcoran, shares rose from very low levels. We believe Corcoran’s record is strong and has reignited excitement about the company’s business potential.
What detracted from performance?
Hamamatsu Photonics K.K. | A Japan-based scientific research led company focused on cutting-edge light technology (photonics) and its applications. Several of Hamamatsu’s end markets have been going through a cyclical downturn, leading to guidance cuts and an earnings downgrade.
Multiplan Empreendimentos Imobiliarios S.A. | An owner and operator of malls in Brazil. Interest rates in Brazil have been rising due to increasing budget deficits. Multiplan has been affected due to its negative valuation correlation with interest rates.
CompuGroup Medical SE & Co. KGaA | A German health care information technology provider. The company cut fiscal year 2024 guidance due to project delays and reduced customer spending due to macroeconomic uncertainties. The stock fell to near all-time lows due to lack of visibility and earnings momentum. During the fourth quarter of 2024, the company received an offer by CVC Capital Partners to be taken private, and that offer is supported by the company’s founder and largest shareholder.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco EQV International Small Company Fund (Class Y)	(2.37)%	5.42%	5.28%
MSCI ACWI ex USA Small Cap Index (Net)	3.36%	4.30%	5.66%
MSCI ACWI ex-USA® Index (Net)	5.53%	4.10%	4.80%
Effective April 26, 2024, the Fund changed its broad-based securities market benchmark from the MSCI ACWI ex USA Small Cap Index (Net) to the MSCI ACWI ex-USA® Index (Net) to reflect that the MSCI ACWI ex-USA® Index (Net) can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of December 31, 2024)
Fund net assets	$494,272,821
Total number of portfolio holdings	77
Total advisory fees paid	$4,328,647
Portfolio turnover rate	23%
What Comprised The Fund's Holdings?
(as of December 31, 2024)
Top ten holdings*
(% of net assets)
IG Group Holdings PLC	2.97%
Tongcheng Travel Holdings Ltd.	2.77%
ME Group International PLC	2.72%
E-L Financial Corp. Ltd.	2.41%
Renew Holdings PLC	2.34%
CTS Eventim AG & Co. KGaA	2.22%
flatexDEGIRO AG	2.17%
DCC PLC	2.11%
4imprint Group PLC	1.97%
Zuken, Inc.	1.90%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since December 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective April 26, 2024, the expense limitation for Class Y shares changed from 2.00% to 1.30% of the Fund's average daily net assets. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2026.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco EQV International Small Company Fund
Class R5: IEGIX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about Invesco EQV International Small Company Fund (the “Fund”) for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco EQV International Small Company Fund (Class R5)	$113	1.14%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• Global equity markets rose during the fiscal year ended December 31, 2024. In the US, enthusiasm around artificial intelligence led to concentrated market leadership in the mega cap technology space with small-caps lagging large-caps but still posting a respectable double-digit positive return. Outside of the US, returns were more muted with international small-caps posting a modest positive return. Emerging market small-caps outperformed international developed small-caps, but particular weakness was seen in Brazilian equities as Brazil’s rising interest rates and a stronger US dollar dampened investor confidence.
• For the fiscal year ended December 31, 2024, Class R5 shares of the Fund returned -2.13%. For the same time period, the MSCI ACWI ex USA Small Cap Index returned 3.36%.
What contributed to performance?
ME Group International PLC | A UK-based vending machine operator. The company reported strong earnings primarily driven by its fast-growing automated laundry machines during the fiscal year.
MakeMyTrip Ltd. | An India-based online travel booking services company with what we believe is a strong management team and sustainable advantages. In our view India’s travel industry is still in the nascent stage of development with potential multi-decade growth opportunities ahead. The stock benefited from increased bookings, as travel in India has recovered beyond pre-pandemic levels.
IG Group Holdings PLC | A UK-based online trading provider. Management provided a robust trading update showing attractive growth, and, under the new CEO Breon Corcoran, shares rose from very low levels. We believe Corcoran’s record is strong and has reignited excitement about the company’s business potential.
What detracted from performance?
Hamamatsu Photonics K.K. | A Japan-based scientific research led company focused on cutting-edge light technology (photonics) and its applications. Several of Hamamatsu’s end markets have been going through a cyclical downturn, leading to guidance cuts and an earnings downgrade.
Multiplan Empreendimentos Imobiliarios S.A. | An owner and operator of malls in Brazil. Interest rates in Brazil have been rising due to increasing budget deficits. Multiplan has been affected due to its negative valuation correlation with interest rates.
CompuGroup Medical SE & Co. KGaA | A German health care information technology provider. The company cut fiscal year 2024 guidance due to project delays and reduced customer spending due to macroeconomic uncertainties. The stock fell to near all-time lows due to lack of visibility and earnings momentum. During the fourth quarter of 2024, the company received an offer by CVC Capital Partners to be taken private, and that offer is supported by the company’s founder and largest shareholder.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco EQV International Small Company Fund (Class R5)	(2.13)%	5.61%	5.43%
MSCI ACWI ex USA Small Cap Index (Net)	3.36%	4.30%	5.66%
MSCI ACWI ex-USA® Index (Net)	5.53%	4.10%	4.80%
Effective April 26, 2024, the Fund changed its broad-based securities market benchmark from the MSCI ACWI ex USA Small Cap Index (Net) to the MSCI ACWI ex-USA® Index (Net) to reflect that the MSCI ACWI ex-USA® Index (Net) can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of December 31, 2024)
Fund net assets	$494,272,821
Total number of portfolio holdings	77
Total advisory fees paid	$4,328,647
Portfolio turnover rate	23%
What Comprised The Fund's Holdings?
(as of December 31, 2024)
Top ten holdings*
(% of net assets)
IG Group Holdings PLC	2.97%
Tongcheng Travel Holdings Ltd.	2.77%
ME Group International PLC	2.72%
E-L Financial Corp. Ltd.	2.41%
Renew Holdings PLC	2.34%
CTS Eventim AG & Co. KGaA	2.22%
flatexDEGIRO AG	2.17%
DCC PLC	2.11%
4imprint Group PLC	1.97%
Zuken, Inc.	1.90%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since December 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective April 26, 2024, the expense limitation for Class R5 shares changed from 2.00% to 1.30% of the Fund's average daily net assest. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2026.
Effective after the close of business on September 30, 2024, the Fund has limited public sales of its Class R5 shares to certain investors who were previously invested in Class R5 shares of the Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco EQV International Small Company Fund
Class R6: IEGFX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about Invesco EQV International Small Company Fund (the “Fund”) for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco EQV International Small Company Fund (Class R6)	$106	1.07%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• Global equity markets rose during the fiscal year ended December 31, 2024. In the US, enthusiasm around artificial intelligence led to concentrated market leadership in the mega cap technology space with small-caps lagging large-caps but still posting a respectable double-digit positive return. Outside of the US, returns were more muted with international small-caps posting a modest positive return. Emerging market small-caps outperformed international developed small-caps, but particular weakness was seen in Brazilian equities as Brazil’s rising interest rates and a stronger US dollar dampened investor confidence.
• For the fiscal year ended December 31, 2024, Class R6 shares of the Fund returned -2.12%. For the same time period, the MSCI ACWI ex USA Small Cap Index returned 3.36%.
What contributed to performance?
ME Group International PLC | A UK-based vending machine operator. The company reported strong earnings primarily driven by its fast-growing automated laundry machines during the fiscal year.
MakeMyTrip Ltd. | An India-based online travel booking services company with what we believe is a strong management team and sustainable advantages. In our view India’s travel industry is still in the nascent stage of development with potential multi-decade growth opportunities ahead. The stock benefited from increased bookings, as travel in India has recovered beyond pre-pandemic levels.
IG Group Holdings PLC | A UK-based online trading provider. Management provided a robust trading update showing attractive growth, and, under the new CEO Breon Corcoran, shares rose from very low levels. We believe Corcoran’s record is strong and has reignited excitement about the company’s business potential.
What detracted from performance?
Hamamatsu Photonics K.K. | A Japan-based scientific research led company focused on cutting-edge light technology (photonics) and its applications. Several of Hamamatsu’s end markets have been going through a cyclical downturn, leading to guidance cuts and an earnings downgrade.
Multiplan Empreendimentos Imobiliarios S.A. | An owner and operator of malls in Brazil. Interest rates in Brazil have been rising due to increasing budget deficits. Multiplan has been affected due to its negative valuation correlation with interest rates.
CompuGroup Medical SE & Co. KGaA | A German health care information technology provider. The company cut fiscal year 2024 guidance due to project delays and reduced customer spending due to macroeconomic uncertainties. The stock fell to near all-time lows due to lack of visibility and earnings momentum. During the fourth quarter of 2024, the company received an offer by CVC Capital Partners to be taken private, and that offer is supported by the company’s founder and largest shareholder.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco EQV International Small Company Fund (Class R6)	(2.12)%	5.67%	5.50%
MSCI ACWI ex USA Small Cap Index (Net)	3.36%	4.30%	5.66%
MSCI ACWI ex-USA® Index (Net)	5.53%	4.10%	4.80%
Effective April 26, 2024, the Fund changed its broad-based securities market benchmark from the MSCI ACWI ex USA Small Cap Index (Net) to the MSCI ACWI ex-USA® Index (Net) to reflect that the MSCI ACWI ex-USA® Index (Net) can be considered more broadly representative of the overall applicable securities market.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of December 31, 2024)
Fund net assets	$494,272,821
Total number of portfolio holdings	77
Total advisory fees paid	$4,328,647
Portfolio turnover rate	23%
What Comprised The Fund's Holdings?
(as of December 31, 2024)
Top ten holdings*
(% of net assets)
IG Group Holdings PLC	2.97%
Tongcheng Travel Holdings Ltd.	2.77%
ME Group International PLC	2.72%
E-L Financial Corp. Ltd.	2.41%
Renew Holdings PLC	2.34%
CTS Eventim AG & Co. KGaA	2.22%
flatexDEGIRO AG	2.17%
DCC PLC	2.11%
4imprint Group PLC	1.97%
Zuken, Inc.	1.90%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since December 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective April 26, 2024, the expense limitation for Class R6 shares changed from 2.00% to 1.30% of the Fund's average daily net assets. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2026.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Global Core Equity Fund
Class A: AWSAX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about Invesco Global Core Equity Fund (the “Fund”) for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Core Equity Fund (Class A)	$135	1.25%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• Global equity markets rose strongly during the fiscal year ended December 31, 2024. In the US, enthusiasm around the artificial intelligence (AI) investment wave led to concentrated market leadership in the mega cap technology space and to outperformance relative to non-US equities. Outside of the US, emerging markets (EM) outperformed developed markets as news of fiscal stimulus by the Chinese government drove better sentiment towards the EM asset class. Conversely, potential trade policy risks related to the incoming US administration and a stronger US dollar spurred losses in Latin America.
• For the fiscal year ended December 31, 2024, Class A shares of the Fund, excluding sales charge, returned 16.47%. For the same time period, the MSCI World IndexSM (Net) returned 18.67%.
What contributed to performance?
3i Group PLC | 3i benefited from the strong performance of its pan-European discount retail format, Action, which is well-positioned for further store expansion across Europe.
Broadcom, Inc. | Broadcom shares rose on strong operating results supported by accelerated demand for its AI-oriented data center chips and early benefits from its acquisition of VMware.
What detracted from performance?
NVIDIA Corp. | The rise of AI has accelerated demand for NVIDIA's industry-leading datacenter computer chips. The Fund continued to hold shares in NVIDIA, but at an underweight position, which detracted from relative performance.
Samsung Electronics Co. Ltd. | Samsung underperformed on apparent concerns that the memory chip cycle has begun to turn down. The company also continued to suffer from execution challenges in advanced high-bandwidth memory for AI.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Core Equity Fund (Class A) —including sales charge	10.10%	6.33%	6.33%
Invesco Global Core Equity Fund (Class A) —excluding sales charge	16.47%	7.53%	6.93%
MSCI World IndexSM (Net)	18.67%	11.17%	9.95%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.  Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of December 31, 2024)
Fund net assets	$597,237,500
Total number of portfolio holdings	65
Total advisory fees paid	$4,626,572
Portfolio turnover rate	46%
What Comprised The Fund's Holdings?
(as of December 31, 2024)
Top ten holdings*
(% of net assets)
Microsoft Corp.	6.54%
Amazon.com, Inc.	3.78%
Apple, Inc.	3.06%
3i Group PLC	2.99%
Mastercard, Inc., Class A	2.93%
Thermo Fisher Scientific, Inc.	2.86%
NVIDIA Corp.	2.79%
RELX PLC	2.60%
Broadcom, Inc.	2.49%
O'Reilly Automotive, Inc.	2.34%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since December 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
The Fund added active trading risk to its principal risks to reflect that active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
The Fund modified its principal investment strategies with respect to the amount of its net assets required to be invested in investments that are economically tied to countries other than the US.
Effective May 1, 2024, Class A shares' expense limitation of 1.22% changed to a boundary limit of 2.25% of the Fund's average daily net assets. The new boundary limit will remain in effect for an indefinite period. Invesco may amend and/or terminate the boundary limit at any time in its sole discretion.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Global Core Equity Fund
Class C: AWSCX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about Invesco Global Core Equity Fund (the “Fund”) for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Core Equity Fund (Class C)	$216	2.00%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• Global equity markets rose strongly during the fiscal year ended December 31, 2024. In the US, enthusiasm around the artificial intelligence (AI) investment wave led to concentrated market leadership in the mega cap technology space and to outperformance relative to non-US equities. Outside of the US, emerging markets (EM) outperformed developed markets as news of fiscal stimulus by the Chinese government drove better sentiment towards the EM asset class. Conversely, potential trade policy risks related to the incoming US administration and a stronger US dollar spurred losses in Latin America.
• For the fiscal year ended December 31, 2024, Class C shares of the Fund, excluding sales charge, returned 15.59%. For the same time period, the MSCI World IndexSM (Net) returned 18.67%.
What contributed to performance?
3i Group PLC | 3i benefited from the strong performance of its pan-European discount retail format, Action, which is well-positioned for further store expansion across Europe.
Broadcom, Inc. | Broadcom shares rose on strong operating results supported by accelerated demand for its AI-oriented data center chips and early benefits from its acquisition of VMware.
What detracted from performance?
NVIDIA Corp. | The rise of AI has accelerated demand for NVIDIA's industry-leading datacenter computer chips. The Fund continued to hold shares in NVIDIA, but at an underweight position, which detracted from relative performance.
Samsung Electronics Co. Ltd. | Samsung underperformed on apparent concerns that the memory chip cycle has begun to turn down. The company also continued to suffer from execution challenges in advanced high-bandwidth memory for AI.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Core Equity Fund (Class C) —including sales charge	14.59%	6.74%	6.30%
Invesco Global Core Equity Fund (Class C) —excluding sales charge	15.59%	6.74%	6.30%
MSCI World IndexSM (Net)	18.67%	11.17%	9.95%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.  Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of December 31, 2024)
Fund net assets	$597,237,500
Total number of portfolio holdings	65
Total advisory fees paid	$4,626,572
Portfolio turnover rate	46%
What Comprised The Fund's Holdings?
(as of December 31, 2024)
Top ten holdings*
(% of net assets)
Microsoft Corp.	6.54%
Amazon.com, Inc.	3.78%
Apple, Inc.	3.06%
3i Group PLC	2.99%
Mastercard, Inc., Class A	2.93%
Thermo Fisher Scientific, Inc.	2.86%
NVIDIA Corp.	2.79%
RELX PLC	2.60%
Broadcom, Inc.	2.49%
O'Reilly Automotive, Inc.	2.34%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since December 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
The Fund added active trading risk to its principal risks to reflect that active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
The Fund modified its principal investment strategies with respect to the amount of its net assets required to be invested in investments that are economically tied to countries other than the US.
Effective May 1, 2024, Class C shares' expense limitation of 1.97% changed to a boundary limit of 3.00% of the Fund's average daily net assets. The new boundary limit will remain in effect for an indefinite period. Invesco may amend and/or terminate the boundary limit at any time in its sole discretion.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Global Core Equity Fund
Class R: AWSRX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about Invesco Global Core Equity Fund (the “Fund”) for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Core Equity Fund (Class R)	$162	1.50%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• Global equity markets rose strongly during the fiscal year ended December 31, 2024. In the US, enthusiasm around the artificial intelligence (AI) investment wave led to concentrated market leadership in the mega cap technology space and to outperformance relative to non-US equities. Outside of the US, emerging markets (EM) outperformed developed markets as news of fiscal stimulus by the Chinese government drove better sentiment towards the EM asset class. Conversely, potential trade policy risks related to the incoming US administration and a stronger US dollar spurred losses in Latin America.
• For the fiscal year ended December 31, 2024, Class R shares of the Fund returned 16.14%. For the same time period, the MSCI World IndexSM (Net) returned 18.67%.
What contributed to performance?
3i Group PLC | 3i benefited from the strong performance of its pan-European discount retail format, Action, which is well-positioned for further store expansion across Europe.
Broadcom, Inc. | Broadcom shares rose on strong operating results supported by accelerated demand for its AI-oriented data center chips and early benefits from its acquisition of VMware.
What detracted from performance?
NVIDIA Corp. | The rise of AI has accelerated demand for NVIDIA's industry-leading datacenter computer chips. The Fund continued to hold shares in NVIDIA, but at an underweight position, which detracted from relative performance.
Samsung Electronics Co. Ltd. | Samsung underperformed on apparent concerns that the memory chip cycle has begun to turn down. The company also continued to suffer from execution challenges in advanced high-bandwidth memory for AI.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Core Equity Fund (Class R)	16.14%	7.28%	6.66%
MSCI World IndexSM (Net)	18.67%	11.17%	9.95%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.  Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of December 31, 2024)
Fund net assets	$597,237,500
Total number of portfolio holdings	65
Total advisory fees paid	$4,626,572
Portfolio turnover rate	46%
What Comprised The Fund's Holdings?
(as of December 31, 2024)
Top ten holdings*
(% of net assets)
Microsoft Corp.	6.54%
Amazon.com, Inc.	3.78%
Apple, Inc.	3.06%
3i Group PLC	2.99%
Mastercard, Inc., Class A	2.93%
Thermo Fisher Scientific, Inc.	2.86%
NVIDIA Corp.	2.79%
RELX PLC	2.60%
Broadcom, Inc.	2.49%
O'Reilly Automotive, Inc.	2.34%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since December 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
The Fund added active trading risk to its principal risks to reflect that active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
The Fund modified its principal investment strategies with respect to the amount of its net assets required to be invested in investments that are economically tied to countries other than the US.
Effective May 1, 2024, Class R shares' expense limitation of 1.47% changed to a boundary limit of 2.50% of the Fund's average daily net assets. The new boundary limit will remain in effect for an indefinite period. Invesco may amend and/or terminate the boundary limit at any time in its sole discretion.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Global Core Equity Fund
Class Y: AWSYX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about Invesco Global Core Equity Fund (the “Fund”) for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Core Equity Fund (Class Y)	$108	1.00%†
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
• Global equity markets rose strongly during the fiscal year ended December 31, 2024. In the US, enthusiasm around the artificial intelligence (AI) investment wave led to concentrated market leadership in the mega cap technology space and to outperformance relative to non-US equities. Outside of the US, emerging markets (EM) outperformed developed markets as news of fiscal stimulus by the Chinese government drove better sentiment towards the EM asset class. Conversely, potential trade policy risks related to the incoming US administration and a stronger US dollar spurred losses in Latin America.
• For the fiscal year ended December 31, 2024, Class Y shares of the Fund returned 16.71%. For the same time period, the MSCI World IndexSM (Net) returned 18.67%.
What contributed to performance?
3i Group PLC | 3i benefited from the strong performance of its pan-European discount retail format, Action, which is well-positioned for further store expansion across Europe.
Broadcom, Inc. | Broadcom shares rose on strong operating results supported by accelerated demand for its AI-oriented data center chips and early benefits from its acquisition of VMware.
What detracted from performance?
NVIDIA Corp. | The rise of AI has accelerated demand for NVIDIA's industry-leading datacenter computer chips. The Fund continued to hold shares in NVIDIA, but at an underweight position, which detracted from relative performance.
Samsung Electronics Co. Ltd. | Samsung underperformed on apparent concerns that the memory chip cycle has begun to turn down. The company also continued to suffer from execution challenges in advanced high-bandwidth memory for AI.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Core Equity Fund (Class Y)	16.71%	7.81%	7.19%
MSCI World IndexSM (Net)	18.67%	11.17%	9.95%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.  Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of December 31, 2024)
Fund net assets	$597,237,500
Total number of portfolio holdings	65
Total advisory fees paid	$4,626,572
Portfolio turnover rate	46%
What Comprised The Fund's Holdings?
(as of December 31, 2024)
Top ten holdings*
(% of net assets)
Microsoft Corp.	6.54%
Amazon.com, Inc.	3.78%
Apple, Inc.	3.06%
3i Group PLC	2.99%
Mastercard, Inc., Class A	2.93%
Thermo Fisher Scientific, Inc.	2.86%
NVIDIA Corp.	2.79%
RELX PLC	2.60%
Broadcom, Inc.	2.49%
O'Reilly Automotive, Inc.	2.34%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since December 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
The Fund added active trading risk to its principal risks to reflect that active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
The Fund modified its principal investment strategies with respect to the amount of its net assets required to be invested in investments that are economically tied to countries other than the US.
Effective May 1, 2024, Class Y shares' expense limitation of 0.97% changed to a boundary limit of 2.00% of the Fund's average daily net assets. The new boundary limit will remain in effect for an indefinite period. Invesco may amend and/or terminate the boundary limit at any time in its sole discretion.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Global Core Equity Fund
Class R5: AWSIX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about Invesco Global Core Equity Fund (the “Fund”) for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Core Equity Fund (Class R5)	$105	0.97%
How Did The Fund Perform During The Period?
• Global equity markets rose strongly during the fiscal year ended December 31, 2024. In the US, enthusiasm around the artificial intelligence (AI) investment wave led to concentrated market leadership in the mega cap technology space and to outperformance relative to non-US equities. Outside of the US, emerging markets (EM) outperformed developed markets as news of fiscal stimulus by the Chinese government drove better sentiment towards the EM asset class. Conversely, potential trade policy risks related to the incoming US administration and a stronger US dollar spurred losses in Latin America.
• For the fiscal year ended December 31, 2024, Class R5 shares of the Fund returned 16.77%. For the same time period, the MSCI World IndexSM (Net) returned 18.67%.
What contributed to performance?
3i Group PLC | 3i benefited from the strong performance of its pan-European discount retail format, Action, which is well-positioned for further store expansion across Europe.
Broadcom, Inc. | Broadcom shares rose on strong operating results supported by accelerated demand for its AI-oriented data center chips and early benefits from its acquisition of VMware.
What detracted from performance?
NVIDIA Corp. | The rise of AI has accelerated demand for NVIDIA's industry-leading datacenter computer chips. The Fund continued to hold shares in NVIDIA, but at an underweight position, which detracted from relative performance.
Samsung Electronics Co. Ltd. | Samsung underperformed on apparent concerns that the memory chip cycle has begun to turn down. The company also continued to suffer from execution challenges in advanced high-bandwidth memory for AI.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Core Equity Fund (Class R5)	16.77%	7.83%	7.23%
MSCI World IndexSM (Net)	18.67%	11.17%	9.95%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.  Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of December 31, 2024)
Fund net assets	$597,237,500
Total number of portfolio holdings	65
Total advisory fees paid	$4,626,572
Portfolio turnover rate	46%
What Comprised The Fund's Holdings?
(as of December 31, 2024)
Top ten holdings*
(% of net assets)
Microsoft Corp.	6.54%
Amazon.com, Inc.	3.78%
Apple, Inc.	3.06%
3i Group PLC	2.99%
Mastercard, Inc., Class A	2.93%
Thermo Fisher Scientific, Inc.	2.86%
NVIDIA Corp.	2.79%
RELX PLC	2.60%
Broadcom, Inc.	2.49%
O'Reilly Automotive, Inc.	2.34%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since December 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
The Fund added active trading risk to its principal risks to reflect that active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
The Fund modified its principal investment strategies with respect to the amount of its net assets required to be invested in investments that are economically tied to countries other than the US.
Effective May 1, 2024, Class R5 shares' expense limitation of 0.97% changed to a boundary limit of 2.00% of the Fund's average daily net assest. The new boundary limit will remain in effect for an indefinite period. Invesco may amend and/or terminate the boundary limit at any time in its sole discretion.
Effective after the close of business on September 30, 2024, the Fund has limited public sales of its Class R5 shares to certain investors who were previously invested in Class R5 shares of the Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Global Core Equity Fund
Class R6: AWSSX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about Invesco Global Core Equity Fund (the “Fund”) for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Global Core Equity Fund (Class R6)	$98	0.90%
How Did The Fund Perform During The Period?
• Global equity markets rose strongly during the fiscal year ended December 31, 2024. In the US, enthusiasm around the artificial intelligence (AI) investment wave led to concentrated market leadership in the mega cap technology space and to outperformance relative to non-US equities. Outside of the US, emerging markets (EM) outperformed developed markets as news of fiscal stimulus by the Chinese government drove better sentiment towards the EM asset class. Conversely, potential trade policy risks related to the incoming US administration and a stronger US dollar spurred losses in Latin America.
• For the fiscal year ended December 31, 2024, Class R6 shares of the Fund returned 16.83%. For the same time period, the MSCI World IndexSM (Net) returned 18.67%.
What contributed to performance?
3i Group PLC | 3i benefited from the strong performance of its pan-European discount retail format, Action, which is well-positioned for further store expansion across Europe.
Broadcom, Inc. | Broadcom shares rose on strong operating results supported by accelerated demand for its AI-oriented data center chips and early benefits from its acquisition of VMware.
What detracted from performance?
NVIDIA Corp. | The rise of AI has accelerated demand for NVIDIA's industry-leading datacenter computer chips. The Fund continued to hold shares in NVIDIA, but at an underweight position, which detracted from relative performance.
Samsung Electronics Co. Ltd. | Samsung underperformed on apparent concerns that the memory chip cycle has begun to turn down. The company also continued to suffer from execution challenges in advanced high-bandwidth memory for AI.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Global Core Equity Fund (Class R6)	16.83%	7.89%	7.19%
MSCI World IndexSM (Net)	18.67%	11.17%	9.95%
Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares. Class R6 shares' returns of the Fund will be different from Class A shares' returns of the Fund as they have different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of December 31, 2024)
Fund net assets	$597,237,500
Total number of portfolio holdings	65
Total advisory fees paid	$4,626,572
Portfolio turnover rate	46%
What Comprised The Fund's Holdings?
(as of December 31, 2024)
Top ten holdings*
(% of net assets)
Microsoft Corp.	6.54%
Amazon.com, Inc.	3.78%
Apple, Inc.	3.06%
3i Group PLC	2.99%
Mastercard, Inc., Class A	2.93%
Thermo Fisher Scientific, Inc.	2.86%
NVIDIA Corp.	2.79%
RELX PLC	2.60%
Broadcom, Inc.	2.49%
O'Reilly Automotive, Inc.	2.34%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since December 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
The Fund added active trading risk to its principal risks to reflect that active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
The Fund modified its principal investment strategies with respect to the amount of its net assets required to be invested in investments that are economically tied to countries other than the US.
Effective May 1, 2024, Class R6 shares' expense limitation of 0.97% changed to a boundary limite of 2.00% of the Fund's average daily net assets. The new boundary limit will remain in effect for an indefinite period. Invesco may amend and/or terminate the boundary limit at any time in its sole discretion.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Small Cap Equity Fund
Class A: SMEAX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about Invesco Small Cap Equity Fund (the “Fund”) for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Small Cap Equity Fund (Class A)	$138	1.27%
How Did The Fund Perform During The Period?
• During the fiscal year ended December 31, 2024, US small cap equities saw improved performance as the US Federal Reserve began easing monetary policy. The Fund outperformed the Russell 2000® Index primarily due to strong stock selection in the financials, industrials, consumer staples, utilities, energy and materials sectors. An underweight exposure in the health care sector was also beneficial. These results were partially offset by weaker stock selection in the real estate, communication services, consumer discretionary and information technology sectors.
• For the fiscal year ended December 31, 2024, Class A shares of the Fund, excluding sales charge, returned 17.79%. For the same time period, the Russell 2000® Index returned 11.54%.
What contributed to performance?
Sprouts Farmers Market, Inc. | Sprouts Farmers Market is a health centric specialty grocery store chain. During the period, the company delivered, (and we believe will continue to deliver) growth, strong free cash flow and attractive valuation.
Q2 Holdings, Inc. | Q2 Holdings is a provider of cloud-based virtual banking solutions. Its performance was bolstered by increased adoption of its virtual banking platform among financial institutions seeking secure and efficient digital solutions.
Tenet Healthcare Corp. | Tenet Healthcare operates hospitals, diagnostic imaging centers, ambulatory surgery centers and other health care facilities. The company benefited from improving hospital utilization trends, a positive shift in the variety of procedures performed and the use of proceeds from the sale of hospitals to reduce debt.
What detracted from performance?
Endava PLC | Endava operates as an information technology service company. The company's stock experienced a decline due to significant headwinds in the UK market and the payments sector. The team sold the stock during the period.
Quanterix Corp. | Quanterix Corp. is a life science tools and services company that provides analysis instruments, reagent consumables and contract research services to the biopharma industry. Life science industry capital budget constraints have pressured demand for the company’s capital-intensive instruments. The team sold the stock during the period.
Bloomin' Brands, Inc. | Bloomin' Brands operates and franchises casual dining restaurant chains under the Outback Steakhouse, Carrabba’s Italian Grill, Bonefish Grill and Fleming’s Prime Steakhouse & Wine Bar brands. The company delivered weaker sales in their core Outback chain and their same store sales lagged their closest steakhouse peer. The team sold the stock during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Small Cap Equity Fund (Class A) —including sales charge	11.29%	9.38%	7.21%
Invesco Small Cap Equity Fund (Class A) —excluding sales charge	17.79%	10.63%	7.82%
Russell 2000® Index	11.54%	7.40%	7.82%
S&P 500® Index	25.02%	14.53%	13.10%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.  Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of December 31, 2024)
Fund net assets	$984,260,544
Total number of portfolio holdings	92
Total advisory fees paid	$6,807,035
Portfolio turnover rate	50%
What Comprised The Fund's Holdings?
(as of December 31, 2024)
Top ten holdings*
(% of net assets)
Piper Sandler Cos.	2.04%
Q2 Holdings, Inc.	2.04%
Applied Industrial Technologies, Inc.	1.88%
Astera Labs, Inc.	1.80%
Pinnacle Financial Partners, Inc.	1.77%
ITT, Inc.	1.71%
Talen Energy Corp.	1.60%
Ollie's Bargain Outlet Holdings, Inc.	1.58%
Bancorp, Inc. (The)	1.53%
XPO, Inc.	1.50%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Small Cap Equity Fund
Class C: SMECX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about Invesco Small Cap Equity Fund (the “Fund”) for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Small Cap Equity Fund (Class C)	$219	2.02%
How Did The Fund Perform During The Period?
• During the fiscal year ended December 31, 2024, US small cap equities saw improved performance as the US Federal Reserve began easing monetary policy. The Fund outperformed the Russell 2000® Index primarily due to strong stock selection in the financials, industrials, consumer staples, utilities, energy and materials sectors. An underweight exposure in the health care sector was also beneficial. These results were partially offset by weaker stock selection in the real estate, communication services, consumer discretionary and information technology sectors.
• For the fiscal year ended December 31, 2024, Class C shares of the Fund, excluding sales charge, returned 16.84%. For the same time period, the Russell 2000® Index returned 11.54%.
What contributed to performance?
Sprouts Farmers Market, Inc. | Sprouts Farmers Market is a health centric specialty grocery store chain. During the period, the company delivered, (and we believe will continue to deliver) growth, strong free cash flow and attractive valuation.
Q2 Holdings, Inc. | Q2 Holdings is a provider of cloud-based virtual banking solutions. Its performance was bolstered by increased adoption of its virtual banking platform among financial institutions seeking secure and efficient digital solutions.
Tenet Healthcare Corp. | Tenet Healthcare operates hospitals, diagnostic imaging centers, ambulatory surgery centers and other health care facilities. The company benefited from improving hospital utilization trends, a positive shift in the variety of procedures performed and the use of proceeds from the sale of hospitals to reduce debt.
What detracted from performance?
Endava PLC | Endava operates as an information technology service company. The company's stock experienced a decline due to significant headwinds in the UK market and the payments sector. The team sold the stock during the period.
Quanterix Corp. | Quanterix Corp. is a life science tools and services company that provides analysis instruments, reagent consumables and contract research services to the biopharma industry. Life science industry capital budget constraints have pressured demand for the company’s capital-intensive instruments. The team sold the stock during the period.
Bloomin' Brands, Inc. | Bloomin' Brands operates and franchises casual dining restaurant chains under the Outback Steakhouse, Carrabba’s Italian Grill, Bonefish Grill and Fleming’s Prime Steakhouse & Wine Bar brands. The company delivered weaker sales in their core Outback chain and their same store sales lagged their closest steakhouse peer. The team sold the stock during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Small Cap Equity Fund (Class C) —including sales charge	15.84%	9.81%	7.17%
Invesco Small Cap Equity Fund (Class C) —excluding sales charge	16.84%	9.81%	7.17%
Russell 2000® Index	11.54%	7.40%	7.82%
S&P 500® Index	25.02%	14.53%	13.10%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.  Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of December 31, 2024)
Fund net assets	$984,260,544
Total number of portfolio holdings	92
Total advisory fees paid	$6,807,035
Portfolio turnover rate	50%
What Comprised The Fund's Holdings?
(as of December 31, 2024)
Top ten holdings*
(% of net assets)
Piper Sandler Cos.	2.04%
Q2 Holdings, Inc.	2.04%
Applied Industrial Technologies, Inc.	1.88%
Astera Labs, Inc.	1.80%
Pinnacle Financial Partners, Inc.	1.77%
ITT, Inc.	1.71%
Talen Energy Corp.	1.60%
Ollie's Bargain Outlet Holdings, Inc.	1.58%
Bancorp, Inc. (The)	1.53%
XPO, Inc.	1.50%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Small Cap Equity Fund
Class R: SMERX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about Invesco Small Cap Equity Fund (the “Fund”) for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Small Cap Equity Fund (Class R)	$165	1.52%
How Did The Fund Perform During The Period?
• During the fiscal year ended December 31, 2024, US small cap equities saw improved performance as the US Federal Reserve began easing monetary policy. The Fund outperformed the Russell 2000® Index primarily due to strong stock selection in the financials, industrials, consumer staples, utilities, energy and materials sectors. An underweight exposure in the health care sector was also beneficial. These results were partially offset by weaker stock selection in the real estate, communication services, consumer discretionary and information technology sectors.
• For the fiscal year ended December 31, 2024, Class R shares of the Fund returned 17.40%. For the same time period, the Russell 2000® Index returned 11.54%.
What contributed to performance?
Sprouts Farmers Market, Inc. | Sprouts Farmers Market is a health centric specialty grocery store chain. During the period, the company delivered, (and we believe will continue to deliver) growth, strong free cash flow and attractive valuation.
Q2 Holdings, Inc. | Q2 Holdings is a provider of cloud-based virtual banking solutions. Its performance was bolstered by increased adoption of its virtual banking platform among financial institutions seeking secure and efficient digital solutions.
Tenet Healthcare Corp. | Tenet Healthcare operates hospitals, diagnostic imaging centers, ambulatory surgery centers and other health care facilities. The company benefited from improving hospital utilization trends, a positive shift in the variety of procedures performed and the use of proceeds from the sale of hospitals to reduce debt.
What detracted from performance?
Endava PLC | Endava operates as an information technology service company. The company's stock experienced a decline due to significant headwinds in the UK market and the payments sector. The team sold the stock during the period.
Quanterix Corp. | Quanterix Corp. is a life science tools and services company that provides analysis instruments, reagent consumables and contract research services to the biopharma industry. Life science industry capital budget constraints have pressured demand for the company’s capital-intensive instruments. The team sold the stock during the period.
Bloomin' Brands, Inc. | Bloomin' Brands operates and franchises casual dining restaurant chains under the Outback Steakhouse, Carrabba’s Italian Grill, Bonefish Grill and Fleming’s Prime Steakhouse & Wine Bar brands. The company delivered weaker sales in their core Outback chain and their same store sales lagged their closest steakhouse peer. The team sold the stock during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Small Cap Equity Fund (Class R)	17.40%	10.35%	7.55%
Russell 2000® Index	11.54%	7.40%	7.82%
S&P 500® Index	25.02%	14.53%	13.10%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.  Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of December 31, 2024)
Fund net assets	$984,260,544
Total number of portfolio holdings	92
Total advisory fees paid	$6,807,035
Portfolio turnover rate	50%
What Comprised The Fund's Holdings?
(as of December 31, 2024)
Top ten holdings*
(% of net assets)
Piper Sandler Cos.	2.04%
Q2 Holdings, Inc.	2.04%
Applied Industrial Technologies, Inc.	1.88%
Astera Labs, Inc.	1.80%
Pinnacle Financial Partners, Inc.	1.77%
ITT, Inc.	1.71%
Talen Energy Corp.	1.60%
Ollie's Bargain Outlet Holdings, Inc.	1.58%
Bancorp, Inc. (The)	1.53%
XPO, Inc.	1.50%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Small Cap Equity Fund
Class Y: SMEYX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about Invesco Small Cap Equity Fund (the “Fund”) for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Small Cap Equity Fund (Class Y)	$111	1.02%
How Did The Fund Perform During The Period?
• During the fiscal year ended December 31, 2024, US small cap equities saw improved performance as the US Federal Reserve began easing monetary policy. The Fund outperformed the Russell 2000® Index primarily due to strong stock selection in the financials, industrials, consumer staples, utilities, energy and materials sectors. An underweight exposure in the health care sector was also beneficial. These results were partially offset by weaker stock selection in the real estate, communication services, consumer discretionary and information technology sectors.
• For the fiscal year ended December 31, 2024, Class Y shares of the Fund returned 18.06%. For the same time period, the Russell 2000® Index returned 11.54%.
What contributed to performance?
Sprouts Farmers Market, Inc. | Sprouts Farmers Market is a health centric specialty grocery store chain. During the period, the company delivered, (and we believe will continue to deliver) growth, strong free cash flow and attractive valuation.
Q2 Holdings, Inc. | Q2 Holdings is a provider of cloud-based virtual banking solutions. Its performance was bolstered by increased adoption of its virtual banking platform among financial institutions seeking secure and efficient digital solutions.
Tenet Healthcare Corp. | Tenet Healthcare operates hospitals, diagnostic imaging centers, ambulatory surgery centers and other health care facilities. The company benefited from improving hospital utilization trends, a positive shift in the variety of procedures performed and the use of proceeds from the sale of hospitals to reduce debt.
What detracted from performance?
Endava PLC | Endava operates as an information technology service company. The company's stock experienced a decline due to significant headwinds in the UK market and the payments sector. The team sold the stock during the period.
Quanterix Corp. | Quanterix Corp. is a life science tools and services company that provides analysis instruments, reagent consumables and contract research services to the biopharma industry. Life science industry capital budget constraints have pressured demand for the company’s capital-intensive instruments. The team sold the stock during the period.
Bloomin' Brands, Inc. | Bloomin' Brands operates and franchises casual dining restaurant chains under the Outback Steakhouse, Carrabba’s Italian Grill, Bonefish Grill and Fleming’s Prime Steakhouse & Wine Bar brands. The company delivered weaker sales in their core Outback chain and their same store sales lagged their closest steakhouse peer. The team sold the stock during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Small Cap Equity Fund (Class Y)	18.06%	10.90%	8.09%
Russell 2000® Index	11.54%	7.40%	7.82%
S&P 500® Index	25.02%	14.53%	13.10%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.  Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of December 31, 2024)
Fund net assets	$984,260,544
Total number of portfolio holdings	92
Total advisory fees paid	$6,807,035
Portfolio turnover rate	50%
What Comprised The Fund's Holdings?
(as of December 31, 2024)
Top ten holdings*
(% of net assets)
Piper Sandler Cos.	2.04%
Q2 Holdings, Inc.	2.04%
Applied Industrial Technologies, Inc.	1.88%
Astera Labs, Inc.	1.80%
Pinnacle Financial Partners, Inc.	1.77%
ITT, Inc.	1.71%
Talen Energy Corp.	1.60%
Ollie's Bargain Outlet Holdings, Inc.	1.58%
Bancorp, Inc. (The)	1.53%
XPO, Inc.	1.50%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Small Cap Equity Fund
Class R5: SMEIX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about Invesco Small Cap Equity Fund (the “Fund”) for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Small Cap Equity Fund (Class R5)	$98	0.90%
How Did The Fund Perform During The Period?
• During the fiscal year ended December 31, 2024, US small cap equities saw improved performance as the US Federal Reserve began easing monetary policy. The Fund outperformed the Russell 2000® Index primarily due to strong stock selection in the financials, industrials, consumer staples, utilities, energy and materials sectors. An underweight exposure in the health care sector was also beneficial. These results were partially offset by weaker stock selection in the real estate, communication services, consumer discretionary and information technology sectors.
• For the fiscal year ended December 31, 2024, Class R5 shares of the Fund returned 18.14%. For the same time period, the Russell 2000® Index returned 11.54%.
What contributed to performance?
Sprouts Farmers Market, Inc. | Sprouts Farmers Market is a health centric specialty grocery store chain. During the period, the company delivered, (and we believe will continue to deliver) growth, strong free cash flow and attractive valuation.
Q2 Holdings, Inc. | Q2 Holdings is a provider of cloud-based virtual banking solutions. Its performance was bolstered by increased adoption of its virtual banking platform among financial institutions seeking secure and efficient digital solutions.
Tenet Healthcare Corp. | Tenet Healthcare operates hospitals, diagnostic imaging centers, ambulatory surgery centers and other health care facilities. The company benefited from improving hospital utilization trends, a positive shift in the variety of procedures performed and the use of proceeds from the sale of hospitals to reduce debt.
What detracted from performance?
Endava PLC | Endava operates as an information technology service company. The company's stock experienced a decline due to significant headwinds in the UK market and the payments sector. The team sold the stock during the period.
Quanterix Corp. | Quanterix Corp. is a life science tools and services company that provides analysis instruments, reagent consumables and contract research services to the biopharma industry. Life science industry capital budget constraints have pressured demand for the company’s capital-intensive instruments. The team sold the stock during the period.
Bloomin' Brands, Inc. | Bloomin' Brands operates and franchises casual dining restaurant chains under the Outback Steakhouse, Carrabba’s Italian Grill, Bonefish Grill and Fleming’s Prime Steakhouse & Wine Bar brands. The company delivered weaker sales in their core Outback chain and their same store sales lagged their closest steakhouse peer. The team sold the stock during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Small Cap Equity Fund (Class R5)	18.14%	11.06%	8.26%
Russell 2000® Index	11.54%	7.40%	7.82%
S&P 500® Index	25.02%	14.53%	13.10%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.  Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of December 31, 2024)
Fund net assets	$984,260,544
Total number of portfolio holdings	92
Total advisory fees paid	$6,807,035
Portfolio turnover rate	50%
What Comprised The Fund's Holdings?
(as of December 31, 2024)
Top ten holdings*
(% of net assets)
Piper Sandler Cos.	2.04%
Q2 Holdings, Inc.	2.04%
Applied Industrial Technologies, Inc.	1.88%
Astera Labs, Inc.	1.80%
Pinnacle Financial Partners, Inc.	1.77%
ITT, Inc.	1.71%
Talen Energy Corp.	1.60%
Ollie's Bargain Outlet Holdings, Inc.	1.58%
Bancorp, Inc. (The)	1.53%
XPO, Inc.	1.50%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since December 31, 2023. For more complete information, you may review the Fund's prospectus, which is available at invesco.com/reports or upon request at (800) 959-4246.
Effective after the close of business on September 30, 2024, the Fund has limited public sales of its Class R5 shares to certain investors who were previously invested in Class R5 shares of the Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
For additional information, please scan the QR code at the left to navigate to additional material at invesco.com/reports.

Invesco Small Cap Equity Fund
Class R6: SMEFX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about Invesco Small Cap Equity Fund (the “Fund”) for the period January 1, 2024 to December 31, 2024. You can find additional information about the Fund at invesco.com/reports. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last Year ?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco Small Cap Equity Fund (Class R6)	$91	0.83%
How Did The Fund Perform During The Period?
• During the fiscal year ended December 31, 2024, US small cap equities saw improved performance as the US Federal Reserve began easing monetary policy. The Fund outperformed the Russell 2000® Index primarily due to strong stock selection in the financials, industrials, consumer staples, utilities, energy and materials sectors. An underweight exposure in the health care sector was also beneficial. These results were partially offset by weaker stock selection in the real estate, communication services, consumer discretionary and information technology sectors.
• For the fiscal year ended December 31, 2024, Class R6 shares of the Fund returned 18.20%. For the same time period, the Russell 2000® Index returned 11.54%.
What contributed to performance?
Sprouts Farmers Market, Inc. | Sprouts Farmers Market is a health centric specialty grocery store chain. During the period, the company delivered, (and we believe will continue to deliver) growth, strong free cash flow and attractive valuation.
Q2 Holdings, Inc. | Q2 Holdings is a provider of cloud-based virtual banking solutions. Its performance was bolstered by increased adoption of its virtual banking platform among financial institutions seeking secure and efficient digital solutions.
Tenet Healthcare Corp. | Tenet Healthcare operates hospitals, diagnostic imaging centers, ambulatory surgery centers and other health care facilities. The company benefited from improving hospital utilization trends, a positive shift in the variety of procedures performed and the use of proceeds from the sale of hospitals to reduce debt.
What detracted from performance?
Endava PLC | Endava operates as an information technology service company. The company's stock experienced a decline due to significant headwinds in the UK market and the payments sector. The team sold the stock during the period.
Quanterix Corp. | Quanterix Corp. is a life science tools and services company that provides analysis instruments, reagent consumables and contract research services to the biopharma industry. Life science industry capital budget constraints have pressured demand for the company’s capital-intensive instruments. The team sold the stock during the period.
Bloomin' Brands, Inc. | Bloomin' Brands operates and franchises casual dining restaurant chains under the Outback Steakhouse, Carrabba’s Italian Grill, Bonefish Grill and Fleming’s Prime Steakhouse & Wine Bar brands. The company delivered weaker sales in their core Outback chain and their same store sales lagged their closest steakhouse peer. The team sold the stock during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco Small Cap Equity Fund (Class R6)	18.20%	11.13%	8.34%
Russell 2000® Index	11.54%	7.40%	7.82%
S&P 500® Index	25.02%	14.53%	13.10%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.  Please visit invesco.com/performance for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
What Are Key Statistics About The Fund?
(as of December 31, 2024)
Fund net assets	$984,260,544
Total number of portfolio holdings	92
Total advisory fees paid	$6,807,035
Portfolio turnover rate	50%
What Comprised The Fund's Holdings?
(as of December 31, 2024)
Top ten holdings*
(% of net assets)
Piper Sandler Cos.	2.04%
Q2 Holdings, Inc.	2.04%
Applied Industrial Technologies, Inc.	1.88%
Astera Labs, Inc.	1.80%
Pinnacle Financial Partners, Inc.	1.77%
ITT, Inc.	1.71%
Talen Energy Corp.	1.60%
Ollie's Bargain Outlet Holdings, Inc.	1.58%
Bancorp, Inc. (The)	1.53%
XPO, Inc.	1.50%
* Excluding money market fund holdings, if any.
Sector allocation
(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at invesco.com/reports. Additionally, the Fund's proxy voting information can be found at invesco.com/proxy-voting.
What Should I Know About Delivery Of Important Regulatory Documents?
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at (800) 959-4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
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(b) Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics (the "Code") that applies to the Registrant's Principal Executive Officer ("PEO") and Principal Financial Officer ("PFO"). This Code is filed as an exhibit to this report on Form N-CSR under Item 19(a)(1). No substantive amendments to this Code were made during the reporting period. The Code was revised to include PEOs and PFOs of certain Invesco exchange traded funds, previously covered by a separate code of ethics. There were no waivers for the fiscal year ended December 31, 2024.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Anthony J. LaCava, Jr. Anthony J. LaCava, Jr. is "independent" within the meaning of that term as used in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year Ended 2024	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year Ended 2023

Audit Fees	$ 139,824	$ 132,284
Audit-Related Fees	$ 0	$ 0
Tax Fees(1)	$ 178,188	$ 146,192
All Other Fees	$ 0	$ 0
Total Fees	$ 318,012	$ 278,476
(1)

Tax Fees for the fiscal years ended 2024 and 2023 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year Ended 2024 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year Ended 2023 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$ 1,141,000	$ 1,094,000
Tax Fees	$ 0	$ 0
All Other Fees	$ 0	$ 0
Total Fees	$ 1,141,000	$ 1,094,000

(1) Audit-Related Fees for the fiscal years ended 2024 and 2023 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval.  These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service.  The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds.  Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Fund.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings.  Such delegation does not preclude the Chair or Vice Chair from declining, on a case-by-case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

·	Management functions;
·	Human resources;
·	Broker-dealer, investment adviser, or investment banking services;
·	Legal services;
·	Expert services unrelated to the audit;
·	Any service or product provided for a contingent fee or a commission;
·	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;
·	Tax services for persons in financial reporting oversight roles at the Fund; and
·	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

·	Bookkeeping or other services related to the accounting records or financial statements of the audit client;
·	Financial information systems design and implementation;
·	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
·	Actuarial services; and
·	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $6,489,000 for the fiscal year ended December 31, 2024 and $6,510,000 for the fiscal year ended December 31, 2023. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $7,808,188 for the fiscal year ended December 31, 2024 and $7,750,192 for the fiscal year ended December 31, 2023.

PwC provided audit services to the Investment Company complex of approximately $35 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

(i) Not applicable.

(j) Not applicable.

1	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Investments in securities of unaffiliated issuers is filed under Item 7 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Annual Financial Statements and Other Information
December 31, 2024
Invesco EQV European Small Company Fund
Nasdaq:
A: ESMAX ■ C: ESMCX ■ Y: ESMYX ■ R6: ESMSX

2	Schedule of Investments
4	Financial Statements
7	Financial Highlights
8	Notes to Financial Statements
15	Report of Independent Registered Public Accounting Firm
16	Tax Information
17	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments
December 31, 2024

Shares		Value
Common Stocks & Other Equity Interests–96.12%
Austria–1.59%
DO & Co. AG	14,067	$2,623,922
Finland–1.35%
Enento Group OYJ(a)	123,300	2,232,374
France–21.63%
Alten S.A.	20,299	1,663,096
Edenred SE	68,388	2,248,323
Exail Technologies S.A.(b)	150,587	2,708,851
Gerard Perrier Industrie S.A.	36,160	3,362,212
HEXAOM S.A.(b)	72,990	1,997,753
Infotel S.A.	64,273	2,871,650
Kaufman & Broad S.A.	156,325	5,292,519
Linedata Services	40,177	3,565,604
Neurones	135,414	6,166,523
Totalenergies EP Gabon	17,124	3,594,595
VusionGroup	12,115	2,220,255
		35,691,381
Georgia–1.08%
TBC Bank Group PLC	45,745	1,786,018
Germany–6.96%
Amadeus Fire AG	14,400	1,137,215
CompuGroup Medical SE & Co. KGaA	96,865	2,168,717
CTS Eventim AG & Co. KGaA	42,397	3,584,034
flatexDEGIRO AG	300,740	4,602,610
		11,492,576
Greece–2.16%
Karelia Tobacco Co., Inc. S.A.	10,265	3,572,265
Hungary–1.61%
Richter Gedeon Nyrt	101,400	2,656,088
Ireland–0.66%
Origin Enterprises PLC	382,984	1,089,714
Israel–1.22%
Hilan Ltd.	33,741	2,006,424
Italy–7.65%
Amplifon S.p.A.	101,300	2,610,295
MARR S.p.A.(c)	236,352	2,464,145
Moltiply Group S.p.A.	85,783	3,233,814
Technogym S.p.A.(a)	397,739	4,318,505
		12,626,759
Netherlands–2.12%
SBM Offshore N.V.	198,522	3,495,976
Norway–1.69%
Bouvet ASA	414,124	2,783,438
Poland–4.86%
Allegro.eu S.A.(a)(b)	178,184	1,167,636
Mo-BRUK S.A.	24,912	1,978,700
Text S.A.(c)	83,619	1,332,914
Shares		Value
Poland–(continued)
Warsaw Stock Exchange	361,420	$3,535,241
		8,014,491
Portugal–0.68%
Conduril - Engenharia S.A.	51,453	1,119,249
Romania–0.34%
Fondul Proprietatea S.A.	8,485,669	556,718
Sweden–0.80%
Proact IT Group AB	124,753	1,327,266
Switzerland–4.47%
Carlo Gavazzi Holding AG, BR	9,525	1,922,334
Kardex Holding AG	18,250	5,449,489
		7,371,823
United Kingdom–34.00%
4imprint Group PLC	43,626	2,643,179
Alfa Financial Software Holdings PLC(a)	580,000	1,550,582
B&M European Value Retail S.A.	283,000	1,297,545
Bytes Technology Group PLC	215,000	1,134,769
Clarkson PLC	97,116	4,797,395
DCC PLC	80,578	5,163,119
Diploma PLC	118,973	6,302,853
Gamma Communications PLC	126,000	2,410,058
Hays PLC	693,067	692,401
IG Group Holdings PLC	517,756	6,413,050
ME Group International PLC	2,161,089	5,545,279
Mortgage Advice Bureau Holdings Ltd.	354,408	2,696,557
Renew Holdings PLC	597,179	6,771,923
Rightmove PLC	190,000	1,520,684
Savills PLC	220,504	2,856,746
Serco Group PLC	1,238,688	2,334,387
XP Power Ltd.(b)	121,481	1,978,572
		56,109,099
United States–1.25%
Signify N.V.	92,677	2,069,729
Total Common Stocks & Other Equity Interests (Cost $126,483,579)		158,625,310
Money Market Funds–2.50%
Invesco Government & Agency Portfolio, Institutional Class, 4.42%(d)(e)	1,277,830	1,277,830
Invesco Treasury Portfolio, Institutional Class, 4.38%(d)(e)	2,843,782	2,843,781
Total Money Market Funds (Cost $4,121,611)		4,121,611
TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-98.62% (Cost $130,605,190)		162,746,921
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.11%
Invesco Private Government Fund, 4.50%(d)(e)(f)	507,995	507,995
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco EQV European Small Company Fund

Shares		Value
Money Market Funds–(continued)
Invesco Private Prime Fund, 4.53%(d)(e)(f)	1,321,055	$1,321,451
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,829,479)		1,829,446
TOTAL INVESTMENTS IN SECURITIES—99.73% (Cost $132,434,669)		164,576,367
OTHER ASSETS LESS LIABILITIES–0.27%		448,836
NET ASSETS–100.00%		$165,025,203
Investment Abbreviations:
BR	– Bearer Shares
Notes to Schedule of Investments:
(a)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at
December 31, 2024 was $9,269,097, which represented 5.62% of the Fund’s Net Assets.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2024.
(d)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2024.

	Value December 31, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value December 31, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$2,401,117	$13,898,372	$(15,021,659)	$-	$-	$1,277,830	$122,524
Invesco Liquid Assets Portfolio, Institutional Class	2,352,979	5,252,054	(7,603,973)	(1,006)	(54)	-	77,830
Invesco Treasury Portfolio, Institutional Class	2,744,133	23,143,820	(23,044,172)	-	-	2,843,781	179,284
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	228,000	5,073,252	(4,793,257)	-	-	507,995	15,438*
Invesco Private Prime Fund	586,270	10,279,662	(9,544,097)	(247)	(137)	1,321,451	40,530*
Total	$8,312,499	$57,647,160	$(60,007,158)	$(1,253)	$(191)	$5,951,057	$435,606

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco EQV European Small Company Fund

Statement of Assets and Liabilities
December 31, 2024

Assets:
Investments in unaffiliated securities, at value (Cost $126,483,579)*	$158,625,310
Investments in affiliated money market funds, at value (Cost $5,951,090)	5,951,057
Cash	3,124
Foreign currencies, at value (Cost $88,909)	85,634
Receivable for:
Fund shares sold	17,610
Dividends	364,496
Foreign withholding tax claims	2,677,922
Investment for trustee deferred compensation and retirement plans	65,955
Other assets	33,098
Total assets	167,824,206
Liabilities:
Payable for:
Fund shares reacquired	68,761
Collateral upon return of securities loaned	1,829,479
Accrued fees to affiliates	80,574
Accrued other operating expenses	67,337
IRS closing agreement fees for foreign withholding tax claims	682,000
Trustee deferred compensation and retirement plans	70,852
Total liabilities	2,799,003
Net assets applicable to shares outstanding	$165,025,203
Net assets consist of:
Shares of beneficial interest	$134,892,458
Distributable earnings	30,132,745
$165,025,203
Net Assets:
Class A	$80,952,979
Class C	$1,363,223
Class Y	$74,610,298
Class R6	$8,098,703
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	5,817,578
Class C	106,870
Class Y	5,335,809
Class R6	579,204
Class A:
Net asset value per share	$13.92
Maximum offering price per share (Net asset value of $13.92 ÷ 94.50%)	$14.73
Class C:
Net asset value and offering price per share	$12.76
Class Y:
Net asset value and offering price per share	$13.98
Class R6:
Net asset value and offering price per share	$13.98

*	At December 31, 2024, securities with an aggregate value of $1,735,085 were on loan to brokers.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco EQV European Small Company Fund

Statement of Operations
For the year ended December 31, 2024
Investment income:
Interest	$85,009
Dividends (net of foreign withholding taxes of $508,476)	5,227,280
Dividends from affiliates (includes net securities lending income of $6,368)	386,006
Foreign withholding tax claims	3,201,512
Less: IRS closing agreement fees for foreign withholding tax claims	(682,000)
Total investment income	8,217,807
Expenses:
Advisory fees	1,702,527
Administrative services fees	25,527
Custodian fees	24,324
Distribution fees:
Class A	230,548
Class C	15,704
Transfer agent fees — A, C and Y	243,900
Transfer agent fees — R6	2,478
Trustees’ and officers’ fees and benefits	23,922
Registration and filing fees	60,545
Reports to shareholders	52,796
Professional services fees	79,172
Other	18,798
Total expenses	2,480,241
Less: Fees waived and/or expense offset arrangement(s)	(12,422)
Net expenses	2,467,819
Net investment income	5,749,988
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	12,132,388
Affiliated investment securities	(191)
Foreign currencies	7,952
12,140,149
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(12,803,099)
Affiliated investment securities	(1,253)
Foreign currencies	(22,586)
(12,826,938)
Net realized and unrealized gain (loss)	(686,789)
Net increase in net assets resulting from operations	$5,063,199
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco EQV European Small Company Fund

Statement of Changes in Net Assets
For the years ended December 31, 2024 and 2023
	2024	2023
Operations:
Net investment income	$5,749,988	$11,808,423
Net realized gain (loss)	12,140,149	(5,035,126)
Change in net unrealized appreciation (depreciation)	(12,826,938)	17,833,927
Net increase in net assets resulting from operations	5,063,199	24,607,224
Distributions to shareholders from distributable earnings:
Class A	(7,477,031)	(4,534,708)
Class C	(129,848)	(72,489)
Class Y	(7,081,372)	(3,992,359)
Class R6	(775,862)	(406,970)
Total distributions from distributable earnings	(15,464,113)	(9,006,526)
Share transactions–net:
Class A	(9,763,225)	(7,667,655)
Class C	(266,907)	(1,013,320)
Class Y	(640,594)	(1,804,075)
Class R6	571,830	(1,449,625)
Net increase (decrease) in net assets resulting from share transactions	(10,098,896)	(11,934,675)
Net increase (decrease) in net assets	(20,499,810)	3,666,023
Net assets:
Beginning of year	185,525,013	181,858,990
End of year	$165,025,203	$185,525,013
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco EQV European Small Company Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 12/31/24	$14.91	$0.47	$(0.07)	$0.40	$(0.74)	$(0.65)	$(1.39)	$13.92	2.50%	$80,953	1.48%	1.48%	3.03%	14%
Year ended 12/31/23	13.69	0.85 (d)	1.11	1.96	(0.65)	(0.09)	(0.74)	14.91	14.44	95,566	1.44	1.45	5.94 (d)	24
Year ended 12/31/22	18.25	0.46 (d)	(3.48)	(3.02)	(0.36)	(1.18)	(1.54)	13.69	(16.25)	94,975	1.48	1.49	3.06 (d)	5
Year ended 12/31/21	15.18	0.21	3.46	3.67	(0.53)	(0.07)	(0.60)	18.25	24.27	123,121	1.33	1.33	1.22	10
Year ended 12/31/20	14.24	0.14 (d)	1.21	1.35	(0.17)	(0.24)	(0.41)	15.18	9.60	99,172	1.53	1.54	1.09 (d)	6
Class C
Year ended 12/31/24	13.77	0.33	(0.07)	0.26	(0.62)	(0.65)	(1.27)	12.76	1.72	1,363	2.23	2.23	2.28	14
Year ended 12/31/23	12.66	0.69 (d)	1.02	1.71	(0.51)	(0.09)	(0.60)	13.77	13.64	1,726	2.19	2.20	5.19 (d)	24
Year ended 12/31/22	17.04	0.33 (d)	(3.27)	(2.94)	(0.26)	(1.18)	(1.44)	12.66	(16.94)	2,568	2.23	2.24	2.31 (d)	5
Year ended 12/31/21	14.01	0.08	3.19	3.27	(0.17)	(0.07)	(0.24)	17.04	23.35	4,215	2.08	2.08	0.47	10
Year ended 12/31/20	13.27	0.04 (d)	1.11	1.15	(0.17)	(0.24)	(0.41)	14.01	8.80	6,370	2.28	2.29	0.34 (d)	6
Class Y
Year ended 12/31/24	14.98	0.51	(0.08)	0.43	(0.78)	(0.65)	(1.43)	13.98	2.70	74,610	1.23	1.23	3.28	14
Year ended 12/31/23	13.75	0.89 (d)	1.12	2.01	(0.69)	(0.09)	(0.78)	14.98	14.75	80,153	1.19	1.20	6.19 (d)	24
Year ended 12/31/22	18.33	0.51 (d)	(3.51)	(3.00)	(0.40)	(1.18)	(1.58)	13.75	(16.06)	75,529	1.23	1.24	3.31 (d)	5
Year ended 12/31/21	15.27	0.26	3.48	3.74	(0.61)	(0.07)	(0.68)	18.33	24.62	132,546	1.08	1.08	1.47	10
Year ended 12/31/20	14.29	0.18 (d)	1.21	1.39	(0.17)	(0.24)	(0.41)	15.27	9.85	121,746	1.28	1.29	1.34 (d)	6
Class R6
Year ended 12/31/24	14.98	0.53	(0.08)	0.45	(0.80)	(0.65)	(1.45)	13.98	2.82	8,099	1.12	1.12	3.39	14
Year ended 12/31/23	13.75	0.91 (d)	1.11	2.02	(0.70)	(0.09)	(0.79)	14.98	14.86	8,080	1.09	1.10	6.29 (d)	24
Year ended 12/31/22	18.33	0.52 (d)	(3.50)	(2.98)	(0.42)	(1.18)	(1.60)	13.75	(15.95)	8,787	1.11	1.12	3.43 (d)	5
Year ended 12/31/21	15.28	0.27	3.48	3.75	(0.63)	(0.07)	(0.70)	18.33	24.72	12,353	1.00	1.00	1.55	10
Year ended 12/31/20	14.28	0.19 (d)	1.22	1.41	(0.17)	(0.24)	(0.41)	15.28	9.99	11,029	1.19	1.20	1.43 (d)	6

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)
Net investment income per share and the ratio of net investment income to average net assets include significant dividends received during the year ended December 31, 2023. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.38 and 2.64%, $0.22 and 1.89%, $0.42 and
2.89% and $0.44 and 2.99% for Class A, Class C, Class Y and Class R6 shares, respectively. Net investment income per share and the ratio of net investment income to average net assets include significant dividends received during the year ended December 31, 2022. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.35 and 2.33%, $0.22 and 1.58%, $0.40 and 2.58% and $0.41 and 2.70% for Class A, Class C, Class Y and Class R6 shares, respectively.
Net investment income per share and the ratio of net investment income to average net assets include significant dividends received during the year ended December 31, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco EQV European Small Company Fund

Notes to Financial Statements
December 31, 2024
NOTE 1—Significant Accounting Policies
Invesco EQV European Small Company Fund (the “Fund”) is a series portfolio of AIM Funds Group (Invesco Funds Group) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is long-term growth of capital.
The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and
8
Invesco EQV European Small Company Fund

unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.
Foreign Withholding Taxes – The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to seek to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Foreign withholding tax claims on the Statement of Assets and Liabilities. There is no guarantee that the Fund will receive refunds applied for in a timely manner or at all.
As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received by investment companies. Any tax refund payments are reflected as Foreign withholding tax claims in the Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Statement of Operations as Professional services fees, if any. In the event tax refunds received by the Fund during the fiscal year exceed the foreign withholding taxes paid by the Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the year ended December 31, 2024, the Fund received refunds in excess of the foreign tax paid during the year and has recorded the estimated liability as a reduction to income which is reflected as IRS closing agreement fees for foreign withholding tax claims on the Statement of Operations.
G.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
H.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.
Segment Reporting — In November 2023, the FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole thereby enabling better understanding of how an entity’s segments impact overall performance. The Fund represents a single operating segment. Subject to the oversight and, when applicable, approval of the Board of Trustees, the Fund’s Adviser acts as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The
9
Invesco EQV European Small Company Fund

CODM monitors the operating results as a whole and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements. Adoption of the new standard impacted the Fund’s financial statement note disclosures only and did not affect the Fund’s financial position or the results of its operations.
K.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2024, there were no securities lending transactions with the Adviser. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
L.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
M.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
N.
Other Risks - Investing in a single-country or region mutual fund involves greater risk than investing in a more diversified fund due to lack of exposure to other countries or regions.
The Economic and Monetary Union of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and recessions in an EU member country may have significant adverse effects on the economies of EU member countries. Responses to financial problems by EU countries may not produce the desired results, may limit future growth and economic recovery, may result in social unrest, or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. A number of countries in Eastern Europe remain relatively undeveloped and can be particularly sensitive to political and economic developments. Separately, the EU faces issues involving its membership, structure, procedures and policies. The exit of one or more member states from the EU,
10
Invesco EQV European Small Company Fund

such as the departure of the United Kingdom, referred to as “Brexit”, could place the departing member’s currency and banking system under severe stress or even in jeopardy. An exit by other member states will likely result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the Fund’s investments.
Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.910%
Next $500 million	0.885%
Next $1.5 billion	0.860%
Next $2.5 billion	0.835%
Next $2.5 billion	0.810%
Next $2.5 billion	0.785%
Over $10 billion	0.760%
For the year ended December 31, 2024, the effective advisory fee rate incurred by the Fund was 0.93%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 2.25%, 3.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
 Further, the Adviser has contractually agreed, through at least August 31, 2026, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended December 31, 2024, the Adviser waived advisory fees of $7,390.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2024, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2024, IDI advised the Fund that IDI retained $3,150 in front-end sales commissions from the sale of Class A shares and $0 and $0 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
11
Invesco EQV European Small Company Fund

For the year ended December 31, 2024, the Fund incurred $4,394 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When significant events cause market movements to occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of December 31, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Austria	$—	$2,623,922	$—	$2,623,922
Finland	—	2,232,374	—	2,232,374
France	—	35,691,381	—	35,691,381
Georgia	—	1,786,018	—	1,786,018
Germany	—	11,492,576	—	11,492,576
Greece	—	3,572,265	—	3,572,265
Hungary	—	2,656,088	—	2,656,088
Ireland	—	1,089,714	—	1,089,714
Israel	—	2,006,424	—	2,006,424
Italy	—	12,626,759	—	12,626,759
Netherlands	—	3,495,976	—	3,495,976
Norway	—	2,783,438	—	2,783,438
Poland	—	8,014,491	—	8,014,491
Portugal	1,119,249	—	—	1,119,249
Romania	—	556,718	—	556,718
Sweden	—	1,327,266	—	1,327,266
Switzerland	—	7,371,823	—	7,371,823
United Kingdom	—	56,109,099	—	56,109,099
United States	—	2,069,729	—	2,069,729
Money Market Funds	4,121,611	1,829,446	—	5,951,057
Total Investments	$5,240,860	$159,335,507	$—	$164,576,367
NOTE 4—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended December 31, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $5,032.
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
12
Invesco EQV European Small Company Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2024 and 2023:
	2024	2023
Ordinary income*	$8,398,655	$7,970,717
Long-term capital gain	7,065,458	1,035,809
Total distributions	$15,464,113	$9,006,526

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2024
Undistributed ordinary income	$1,384,321
Net unrealized appreciation — investments	28,802,394
Net unrealized appreciation (depreciation) — foreign currencies	(9,064)
Temporary book/tax differences	(44,906)
Shares of beneficial interest	134,892,458
Total net assets	$165,025,203
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to passive foreign investment companies.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of December 31, 2024.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2024 was $23,897,250 and $42,007,005, respectively. As of December 31, 2024, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$46,772,398
Aggregate unrealized (depreciation) of investments	(17,970,004)
Net unrealized appreciation of investments	$28,802,394
Cost of investments for tax purposes is $135,773,973.
NOTE 9—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of passive foreign investment companies, foreign currency transactions and distributions, on December 31, 2024, undistributed net investment income was decreased by $51,673 and undistributed net realized gain was increased by $51,673. This reclassification had no effect on the net assets or the distributable earnings of the Fund.
NOTE 10—Share Information
	Summary of Share Activity
	Year ended December 31, 2024(a)		Year ended December 31, 2023
	Shares	Amount	Shares	Amount
Sold:
Class A	233,773	$3,651,117	531,636	$7,633,281
Class C	15,047	212,601	24,210	322,359
Class Y	706,738	11,120,418	1,716,313	24,682,143
Class R6	132,353	2,070,190	79,541	1,138,540
Issued as reinvestment of dividends:
Class A	481,320	6,820,304	276,206	4,002,237
Class C	8,826	114,740	4,801	64,287
Class Y	395,508	5,632,029	220,465	3,209,971
Class R6	50,953	725,577	25,689	374,029
13
Invesco EQV European Small Company Fund

Summary of Share Activity
	Year ended December 31, 2024(a)		Year ended December 31, 2023
	Shares	Amount	Shares	Amount
Automatic conversion of Class C shares to Class A shares:
Class A	12,174	$187,049	60,123	$857,913
Class C	(13,229)	(187,049)	(65,216)	(857,913)
Reacquired:
Class A	(1,319,496)	(20,421,695)	(1,397,831)	(20,161,086)
Class C	(29,143)	(407,199)	(41,214)	(542,053)
Class Y	(1,117,433)	(17,393,041)	(2,079,664)	(29,696,189)
Class R6	(143,536)	(2,223,937)	(204,956)	(2,962,194)
Net increase (decrease) in share activity	(586,145)	$(10,098,896)	(849,897)	$(11,934,675)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 52% of the outstanding shares of the
Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

14
Invesco EQV European Small Company Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Funds Group (Invesco Funds Group) and Shareholders of Invesco EQV European Small Company Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco EQV European Small Company Fund (one of the funds constituting AIM Funds Group (Invesco Funds Group), referred to hereafter as the "Fund") as of December 31, 2024, the related statement of operations for the year ended December 31, 2024, the statement of changes in net assets for each of the two years in the period ended December 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2024 and the financial highlights for each of the five years in the period ended December 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
February 20, 2025
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
15
Invesco EQV European Small Company Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2024:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$7,065,458
Qualified Dividend Income*	81.22%
Corporate Dividends Received Deduction*	1.90%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
16
Invesco EQV European Small Company Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
Not applicable.
17
Invesco EQV European Small Company Fund

SEC file number(s): 811-01540 and 002-27334
Invesco Distributors, Inc.
ESC-NCSR

Annual Financial Statements and Other Information
December 31, 2024
Invesco EQV International Small Company Fund
Nasdaq:
A: IEGAX ■ C: IEGCX ■ Y: IEGYX ■ R5: IEGIX ■ R6: IEGFX

2	Schedule of Investments
4	Financial Statements
7	Financial Highlights
8	Notes to Financial Statements
16	Report of Independent Registered Public Accounting Firm
17	Tax Information
18	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments
December 31, 2024

Shares		Value
Common Stocks & Other Equity Interests–93.31%
Austria–1.76%
DO & Co. AG	46,753	$8,720,852
Brazil–3.38%
Arcos Dorados Holdings, Inc., Class A	569,768	4,147,911
Multiplan Empreendimentos Imobiliarios S.A.	1,630,000	5,573,639
TOTVS S.A.	1,616,300	7,004,658
		16,726,208
Canada–7.03%
Calian Group Ltd.	170,900	5,748,384
E-L Financial Corp. Ltd.	12,921	11,910,206
Information Services Corp.	451,900	8,233,511
Total Energy Services, Inc.	820,190	6,590,278
Trican Well Service Ltd.(a)	639,308	2,281,575
		34,763,954
China–5.04%
Airtac International Group	282,000	7,243,445
Sunresin New Materials Co. Ltd., A Shares	606,383	3,975,402
Tongcheng Travel Holdings Ltd.(b)	5,880,000	13,670,046
		24,888,893
Egypt–1.68%
Eastern Co. S.A.E.	8,674,229	5,033,237
Integrated Diagnostics Holdings PLC(b)(c)	7,477,870	3,270,940
		8,304,177
France–8.81%
Alten S.A.	65,054	5,329,870
Edenred SE	213,392	7,015,474
Exail Technologies S.A.(c)	267,597	4,813,698
Kaufman & Broad S.A.	206,837	7,002,646
Linedata Services	58,928	5,229,706
Metropole Television S.A.	185,460	2,159,725
Neurones	142,053	6,468,852
Precia S.A.	174,210	5,534,146
		43,554,117
Georgia–0.99%
TBC Bank Group PLC	125,845	4,913,355
Germany–5.57%
CompuGroup Medical SE & Co. KGaA	261,129	5,846,436
CTS Eventim AG & Co. KGaA	129,706	10,964,709
flatexDEGIRO AG	701,423	10,734,774
		27,545,919
India–1.72%
Emami Ltd.	637,803	4,469,324
MakeMyTrip Ltd.(a)(c)	35,975	4,039,273
		8,508,597
Indonesia–3.82%
PT Kalbe Farma Tbk	73,599,100	6,224,950
PT Mitra Keluarga Karyasehat Tbk(b)	55,129,800	8,678,474
Shares		Value
Indonesia–(continued)
PT Pakuwon Jati Tbk	161,499,300	$3,988,507
		18,891,931
Italy–5.24%
Amplifon S.p.A.	322,006	8,297,441
Danieli & C. Officine Meccaniche S.p.A., RSP	266,310	5,278,509
MARR S.p.A.(a)	462,128	4,818,028
Technogym S.p.A.(b)	689,585	7,487,262
		25,881,240
Japan–12.77%
Fujimi, Inc.	273,400	4,110,212
Hamamatsu Photonics K.K.	585,000	6,506,891
I’LL, Inc.(a)	335,900	5,789,277
M3, Inc.	298,900	2,589,925
Nabtesco Corp.	174,500	3,083,738
Shimano, Inc.	59,700	8,030,697
SHO-BOND Holdings Co. Ltd.	102,800	3,396,823
SHOEI Co. Ltd.(a)	489,900	6,978,427
Tokyo Ohka Kogyo Co. Ltd.	238,800	5,206,497
Yonex Co. Ltd.	598,500	8,078,440
Zuken, Inc.	359,200	9,365,501
		63,136,428
Malaysia–3.19%
Bursa Malaysia Bhd.	1,426,700	2,858,075
Heineken Malaysia Bhd.	1,416,900	7,642,790
KPJ Healthcare Bhd.	9,670,200	5,250,550
		15,751,415
Mexico–1.14%
Bolsa Mexicana de Valores S.A.B. de C.V.	3,511,594	5,618,281
Netherlands–1.72%
SBM Offshore N.V.	481,901	8,486,284
New Zealand–1.10%
Freightways Group Ltd.	909,162	5,410,929
Poland–0.77%
Mo-BRUK S.A.	47,664	3,785,837
South Africa–0.90%
Karooooo Ltd.	98,180	4,432,827
South Korea–1.32%
LEENO Industrial, Inc.	28,037	3,580,849
Tokai Carbon Korea Co. Ltd.	62,113	2,962,294
		6,543,143
Spain–0.96%
Construcciones y Auxiliar de Ferrocarriles S.A.	130,396	4,721,055
Switzerland–1.30%
Kardex Holding AG	21,500	6,419,946
Taiwan–1.66%
ASPEED Technology, Inc.	23,000	2,327,784
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco EQV International Small Company Fund

Shares		Value
Taiwan–(continued)
Visual Photonics Epitaxy Co. Ltd.	1,162,000	$5,880,684
		8,208,468
United Kingdom–20.50%
4imprint Group PLC	160,806	9,742,792
Alfa Financial Software Holdings PLC(b)	1,785,000	4,772,052
Clarkson PLC	142,000	7,014,602
DCC PLC	162,550	10,415,560
Diploma PLC	147,480	7,813,073
IG Group Holdings PLC	1,183,799	14,662,818
ME Group International PLC(a)	5,231,666	13,424,272
Mortgage Advice Bureau Holdings Ltd.	832,358	6,333,098
Renew Holdings PLC	1,021,111	11,579,250
Savills PLC	413,099	5,351,917
Serco Group PLC	3,261,399	6,146,314
XP Power Ltd.(c)	251,028	4,088,516
		101,344,264
United States–0.94%
Signify N.V.	208,002	4,645,249
Total Common Stocks & Other Equity Interests (Cost $408,438,286)		461,203,369
Money Market Funds–6.62%
Invesco Government & Agency Portfolio, Institutional Class, 4.42%(d)(e)	11,386,780	11,386,780
Shares		Value
Money Market Funds–(continued)
Invesco Treasury Portfolio, Institutional Class, 4.38%(d)(e)	21,317,139	$21,317,139
Total Money Market Funds (Cost $32,703,919)		32,703,919
TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-99.93% (Cost $441,142,205)		493,907,288
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.47%
Invesco Private Government Fund, 4.50%(d)(e)(f)	2,014,166	2,014,166
Invesco Private Prime Fund, 4.53%(d)(e)(f)	5,246,327	5,247,901
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $7,262,067)		7,262,067
TOTAL INVESTMENTS IN SECURITIES—101.40% (Cost $448,404,272)		501,169,355
OTHER ASSETS LESS LIABILITIES–(1.40)%		(6,896,534)
NET ASSETS–100.00%		$494,272,821
Investment Abbreviations:
RSP	– Registered Savings Plan Shares
Notes to Schedule of Investments:
(a)	All or a portion of this security was out on loan at December 31, 2024.
(b)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at
December 31, 2024 was $37,878,774, which represented 7.66% of the Fund’s Net Assets.

(c)	Non-income producing security.
(d)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2024.

	Value December 31, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value December 31, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$10,849,108	$47,247,963	$(46,710,291)	$-	$-	$11,386,780	$424,826
Invesco Liquid Assets Portfolio, Institutional Class	7,921,543	17,621,546	(25,541,170)	(5,436)	3,517	-	163,298
Invesco Treasury Portfolio, Institutional Class	12,398,980	75,057,655	(66,139,496)	-	-	21,317,139	633,847
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	918,745	32,590,352	(31,494,931)	-	-	2,014,166	147,947*
Invesco Private Prime Fund	2,362,487	67,422,516	(64,535,465)	(955)	(682)	5,247,901	397,244*
Total	$34,450,863	$239,940,032	$(234,421,353)	$(6,391)	$2,835	$39,965,986	$1,767,162

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco EQV International Small Company Fund

Statement of Assets and Liabilities
December 31, 2024

Assets:
Investments in unaffiliated securities, at value (Cost $408,438,286)*	$461,203,369
Investments in affiliated money market funds, at value (Cost $39,965,986)	39,965,986
Cash	449
Foreign currencies, at value (Cost $557,834)	552,450
Receivable for:
Investments sold	1,050
Fund shares sold	509,122
Dividends	921,990
Foreign withholding tax claims	524,492
Investment for trustee deferred compensation and retirement plans	107,440
Other assets	56,987
Total assets	503,843,335
Liabilities:
Payable for:
Investments purchased	1,063,905
Fund shares reacquired	669,940
Accrued foreign taxes	101,421
Collateral upon return of securities loaned	7,262,067
Accrued fees to affiliates	249,956
Accrued other operating expenses	110,411
Trustee deferred compensation and retirement plans	112,814
Total liabilities	9,570,514
Net assets applicable to shares outstanding	$494,272,821
Net assets consist of:
Shares of beneficial interest	$441,236,770
Distributable earnings	53,036,051
$494,272,821
Net Assets:
Class A	$137,985,575
Class C	$2,426,059
Class Y	$114,956,807
Class R5	$17,246,705
Class R6	$221,657,675
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	7,184,091
Class C	134,162
Class Y	5,976,606
Class R5	906,947
Class R6	11,666,793
Class A:
Net asset value per share	$19.21
Maximum offering price per share (Net asset value of $19.21 ÷ 94.50%)	$20.33
Class C:
Net asset value and offering price per share	$18.08
Class Y:
Net asset value and offering price per share	$19.23
Class R5:
Net asset value and offering price per share	$19.02
Class R6:
Net asset value and offering price per share	$19.00

*	At December 31, 2024, securities with an aggregate value of $6,962,640 were on loan to brokers.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco EQV International Small Company Fund

Statement of Operations
For the year ended December 31, 2024
Investment income:
Interest	$154,962
Dividends (net of foreign withholding taxes of $1,190,038)	12,595,059
Dividends from affiliates (includes net securities lending income of $38,473)	1,260,444
Foreign withholding tax claims	571,132
Total investment income	14,581,597
Expenses:
Advisory fees	4,550,102
Administrative services fees	70,412
Custodian fees	70,316
Distribution fees:
Class A	372,580
Class C	28,163
Transfer agent fees — A, C and Y	976,536
Transfer agent fees — R5	19,402
Transfer agent fees — R6	65,314
Trustees’ and officers’ fees and benefits	26,808
Registration and filing fees	100,248
Reports to shareholders	238,697
Professional services fees	93,758
Other	19,008
Total expenses	6,631,344
Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(226,121)
Net expenses	6,405,223
Net investment income	8,176,374
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	11,363,866
Affiliated investment securities	2,835
Foreign currencies	(798,568)
Forward foreign currency contracts	853
10,568,986
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $101,421)	(30,233,628)
Affiliated investment securities	(6,391)
Foreign currencies	(42,364)
(30,282,383)
Net realized and unrealized gain (loss)	(19,713,397)
Net increase (decrease) in net assets resulting from operations	$(11,537,023)
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco EQV International Small Company Fund

Statement of Changes in Net Assets
For the years ended December 31, 2024 and 2023
	2024	2023
Operations:
Net investment income	$8,176,374	$13,121,787
Net realized gain (loss)	10,568,986	(373,239)
Change in net unrealized appreciation (depreciation)	(30,282,383)	44,404,684
Net increase (decrease) in net assets resulting from operations	(11,537,023)	57,153,232
Distributions to shareholders from distributable earnings:
Class A	(4,283,439)	(3,202,184)
Class C	(60,642)	(50,555)
Class Y	(3,806,174)	(2,112,537)
Class R5	(629,242)	(558,655)
Class R6	(8,042,884)	(5,706,571)
Total distributions from distributable earnings	(16,822,381)	(11,630,502)
Share transactions–net:
Class A	(5,100,546)	4,061,469
Class C	(393,155)	(55,832)
Class Y	35,216,889	11,930,804
Class R5	(2,214,714)	(1,681,019)
Class R6	29,525,391	34,631,734
Net increase in net assets resulting from share transactions	57,033,865	48,887,156
Net increase in net assets	28,674,461	94,409,886
Net assets:
Beginning of year	465,598,360	371,188,474
End of year	$494,272,821	$465,598,360
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco EQV International Small Company Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 12/31/24	$20.34	$0.28	$(0.80)	$(0.52)	$(0.26)	$(0.35)	$(0.61)	$19.21	(2.62)%	$137,986	1.60%	1.69%	1.36%	23%
Year ended 12/31/23	18.24	0.55 (d)	2.01	2.56	(0.44)	(0.02)	(0.46)	20.34	14.12	151,012	1.71	1.72	2.90 (d)	11
Year ended 12/31/22	21.18	0.48 (d)	(2.88)	(2.40)	(0.35)	(0.19)	(0.54)	18.24	(11.27)	131,971	1.49	1.50	2.55 (d)	10
Year ended 12/31/21	18.67	0.26	3.14	3.40	(0.38)	(0.51)	(0.89)	21.18	18.38	150,947	1.47	1.47	1.21	6
Year ended 12/31/20	17.13	0.09	1.66	1.75	(0.10)	(0.11)	(0.21)	18.67	10.23	127,417	1.60	1.61	0.57	10
Class C
Year ended 12/31/24	19.16	0.12	(0.74)	(0.62)	(0.11)	(0.35)	(0.46)	18.08	(3.34)	2,426	2.35	2.44	0.61	23
Year ended 12/31/23	17.22	0.38 (d)	1.88	2.26	(0.30)	(0.02)	(0.32)	19.16	13.21	2,961	2.46	2.47	2.15 (d)	11
Year ended 12/31/22	20.02	0.32 (d)	(2.72)	(2.40)	(0.21)	(0.19)	(0.40)	17.22	(11.94)	2,713	2.24	2.25	1.80 (d)	10
Year ended 12/31/21	17.69	0.09	2.98	3.07	(0.23)	(0.51)	(0.74)	20.02	17.51	3,472	2.22	2.22	0.46	6
Year ended 12/31/20	16.30	(0.03)	1.55	1.52	(0.02)	(0.11)	(0.13)	17.69	9.36	3,151	2.35	2.36	(0.18)	10
Class Y
Year ended 12/31/24	20.36	0.33	(0.79)	(0.46)	(0.32)	(0.35)	(0.67)	19.23	(2.37)	114,957	1.35	1.44	1.61	23
Year ended 12/31/23	18.26	0.60 (d)	2.00	2.60	(0.48)	(0.02)	(0.50)	20.36	14.38	86,064	1.46	1.47	3.15 (d)	11
Year ended 12/31/22	21.21	0.52 (d)	(2.88)	(2.36)	(0.40)	(0.19)	(0.59)	18.26	(11.08)	65,634	1.24	1.25	2.80 (d)	10
Year ended 12/31/21	18.69	0.31	3.16	3.47	(0.44)	(0.51)	(0.95)	21.21	18.70	37,629	1.22	1.22	1.46	6
Year ended 12/31/20	17.15	0.13	1.66	1.79	(0.14)	(0.11)	(0.25)	18.69	10.47	34,240	1.35	1.36	0.82	10
Class R5
Year ended 12/31/24	20.14	0.37	(0.78)	(0.41)	(0.36)	(0.35)	(0.71)	19.02	(2.13)	17,247	1.14	1.15	1.82	23
Year ended 12/31/23	18.06	0.66 (d)	1.98	2.64	(0.54)	(0.02)	(0.56)	20.14	14.77	20,442	1.14	1.15	3.47 (d)	11
Year ended 12/31/22	20.99	0.54 (d)	(2.86)	(2.32)	(0.42)	(0.19)	(0.61)	18.06	(11.00)	19,913	1.12	1.13	2.92 (d)	10
Year ended 12/31/21	18.51	0.32	3.13	3.45	(0.46)	(0.51)	(0.97)	20.99	18.78	11,009	1.13	1.13	1.55	6
Year ended 12/31/20	16.98	0.15	1.65	1.80	(0.16)	(0.11)	(0.27)	18.51	10.64	6,297	1.22	1.23	0.95	10
Class R6
Year ended 12/31/24	20.13	0.38	(0.79)	(0.41)	(0.37)	(0.35)	(0.72)	19.00	(2.12)	221,658	1.07	1.08	1.89	23
Year ended 12/31/23	18.05	0.67 (d)	1.99	2.66	(0.56)	(0.02)	(0.58)	20.13	14.85	205,121	1.07	1.08	3.54 (d)	11
Year ended 12/31/22	20.97	0.56 (d)	(2.86)	(2.30)	(0.43)	(0.19)	(0.62)	18.05	(10.91)	150,958	1.05	1.06	2.99 (d)	10
Year ended 12/31/21	18.49	0.34	3.12	3.46	(0.47)	(0.51)	(0.98)	20.97	18.88	132,901	1.06	1.06	1.62	6
Year ended 12/31/20	16.96	0.16	1.65	1.81	(0.17)	(0.11)	(0.28)	18.49	10.72	79,958	1.15	1.16	1.02	10

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)
Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the year ended December 31, 2023. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.31 and 1.65%, $0.14 and 0.90%, $0.36 and
1.90%, $0.42 and 2.22% and $0.43 and 2.29% for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively. Net investment income per share and the ratio of net investment income to average net assets include significant dividends received during the year ended December 31, 2022. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.38 and 2.03%, $0.22 and 1.28%, $0.42 and 2.28%, $0.44 and 2.40% and $0.46 and 2.47%
for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco EQV International Small Company Fund

Notes to Financial Statements
December 31, 2024
NOTE 1—Significant Accounting Policies
Invesco EQV International Small Company Fund (the “Fund”) is a series portfolio of AIM Funds Group (Invesco Funds Group) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is long-term growth of capital.
The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Effective after the close of business on September 30, 2024, Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
8
Invesco EQV International Small Company Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.
Foreign Withholding Taxes – The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to seek to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Foreign withholding tax claims on the Statement of Assets and Liabilities. There is no guarantee that the Fund will receive refunds applied for in a timely manner or at all.
As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received by investment companies. Any tax refund payments are reflected as Foreign withholding tax claims in the Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Statement of Operations as Professional services fees, if any. In the event tax refunds received by the Fund during the fiscal year exceed the foreign withholding taxes paid by the Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the year ended December 31, 2024, the Fund did not enter into any closing agreements.
G.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
H.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.
Segment Reporting — In November 2023, the FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole thereby enabling better understanding of how an entity’s segments impact
9
Invesco EQV International Small Company Fund

overall performance. The Fund represents a single operating segment. Subject to the oversight and, when applicable, approval of the Board of Trustees, the Fund’s Adviser acts as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements. Adoption of the new standard impacted the Fund’s financial statement note disclosures only and did not affect the Fund’s financial position or the results of its operations.
K.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2024, the Fund paid the Adviser $535 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
L.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
M.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
N.
Other Risks – The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.
Investments in companies located or operating in Greater China (normally considered to be the geographical area that includes mainland China, Hong Kong, Macau and Taiwan) involve risks and considerations not typically associated with investments in the U.S. and other Western nations, such as greater government control over the economy; political, legal and regulatory uncertainty; nationalization, expropriation, or confiscation of property; lack of willingness or ability of the Chinese government to support the economies and markets of the Greater China region; difficulty in obtaining information necessary for investigations into and/or litigation against Chinese companies, as well as in obtaining and/or enforcing judgments; lack of publicly available information; limited legal remedies for shareholders; alteration or discontinuation of economic reforms; military conflicts and the risk of war, either internal or with other countries; public health
10
Invesco EQV International Small Company Fund

emergencies resulting in market closures, travel restrictions, quarantines or other interventions; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of Greater China; and Greater China’s dependency on the economies of other Asian countries, many of which are developing countries. Events in any one country within Greater China may impact the other countries in the region or Greater China as a whole.
The level of development of the economies of countries in the Asia Pacific region varies greatly. Furthermore, since the economies of the countries in the region are largely intertwined, if an economic recession is experienced by any of these countries, it will likely adversely impact the economic performance of other countries in the region. In addition, export growth continues to be a major driver of China’s rapid economic growth. As a result, a reduction in spending on Chinese products and services, the institution of tariffs, sanctions, capital controls, embargoes, trade wars or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. The current political climate has intensified concerns about a potential trade war between China and the U.S., as each country has recently imposed tariffs on the other country’s products. Further, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the value of such securities held by the Fund.
Certain securities issued by companies located or operating in Greater China, such as China A-shares, are subject to trading restrictions and suspensions, quota limitations and sudden changes in those limitations, and operational, clearing and settlement risks. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
The Fund’s Japanese investments may be adversely affected by protectionist trade policies, slow economic activity worldwide, dependence on exports and international trade, increasing competition from Asia’s other low-cost emerging economies, political and social instability, regional and global conflicts and natural disasters, as well as by commodity markets fluctuations related to Japan’s limited natural resource supply. The Japanese economy also faces several other concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits.
Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.910%
Next $500 million	0.885%
Next $1.5 billion	0.860%
Next $2.5 billion	0.835%
Next $2.5 billion	0.810%
Next $2.5 billion	0.785%
Over $10 billion	0.760%
For the year ended December 31, 2024, the effective advisory fee rate incurred by the Fund was 0.92%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
Effective April 26, 2024, the Adviser has contractually agreed, through at least April 30, 2026, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 1.55%, 2.30%, 1.30%, 1.30% and 1.30%, respectively, of the Fund’s average daily net assets (the "expense limits"). Prior to April 26, 2024, the Adviser had agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2026. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.
 Further, the Adviser has contractually agreed, through at least August 31, 2026, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended December 31, 2024, the Adviser waived advisory fees of $26,313 and reimbursed class level expenses of $112,914, $2,086, $0, $80,142, $0 and $0 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
11
Invesco EQV International Small Company Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended  December 31, 2024, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2024, IDI advised the Fund that IDI retained $10,942 in front-end sales commissions from the sale of Class A shares and $1,754 and $54 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
For the year ended December 31, 2024, the Fund incurred $12,476 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When significant events cause market movements to occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of December 31, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Austria	$—	$8,720,852	$—	$8,720,852
Brazil	4,147,911	12,578,297	—	16,726,208
Canada	34,763,954	—	—	34,763,954
China	—	24,888,893	—	24,888,893
Egypt	5,033,237	3,270,940	—	8,304,177
France	—	43,554,117	—	43,554,117
Georgia	—	4,913,355	—	4,913,355
Germany	—	27,545,919	—	27,545,919
India	4,039,273	4,469,324	—	8,508,597
Indonesia	—	18,891,931	—	18,891,931
Italy	—	25,881,240	—	25,881,240
Japan	—	63,136,428	—	63,136,428
Malaysia	—	15,751,415	—	15,751,415
Mexico	5,618,281	—	—	5,618,281
Netherlands	—	8,486,284	—	8,486,284
New Zealand	—	5,410,929	—	5,410,929
Poland	—	3,785,837	—	3,785,837
South Africa	4,432,827	—	—	4,432,827
South Korea	—	6,543,143	—	6,543,143
Spain	—	4,721,055	—	4,721,055
12
Invesco EQV International Small Company Fund

	Level 1	Level 2	Level 3	Total
Switzerland	$—	$6,419,946	$—	$6,419,946
Taiwan	—	8,208,468	—	8,208,468
United Kingdom	—	101,344,264	—	101,344,264
United States	—	4,645,249	—	4,645,249
Money Market Funds	32,703,919	7,262,067	—	39,965,986
Total Investments	$90,739,402	$410,429,953	$—	$501,169,355
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Effect of Derivative Investments for the year ended December 31, 2024
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain on Statement of Operations
Currency Risk
Realized Gain:
Forward foreign currency contracts	$853
The table below summarizes the average notional value of derivatives held during the period.
Forward Foreign Currency Contracts
Average notional value	$715,126

NOTE 5—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended December 31, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,666.
NOTE 6—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 8—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2024 and 2023:
	2024	2023
Ordinary income*	$8,055,502	$11,546,476
Long-term capital gain	8,766,879	84,026
Total distributions	$16,822,381	$11,630,502

*	Includes short-term capital gain distributions, if any.

13
Invesco EQV International Small Company Fund

Tax Components of Net Assets at Period-End:
2024
Undistributed long-term capital gain	$3,087,436
Net unrealized appreciation — investments	51,216,124
Net unrealized appreciation (depreciation) — foreign currencies	(33,003)
Temporary book/tax differences	(67,613)
Late-Year ordinary loss deferral	(99,041)
Post-October capital loss deferral	(1,067,852)
Shares of beneficial interest	441,236,770
Total net assets	$494,272,821
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investment companies.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of December 31, 2024.
NOTE 9—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2024 was $152,351,967 and $106,697,838, respectively. As of December 31, 2024, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$89,490,897
Aggregate unrealized (depreciation) of investments	(38,274,773)
Net unrealized appreciation of investments	$51,216,124
Cost of investments for tax purposes is $449,953,231.
NOTE 10—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of foreign currency transactions and distributions, on December 31, 2024, undistributed net investment income was decreased by $576,288 and undistributed net realized gain was increased by $576,288. This reclassification had no effect on the net assets or the distributable earnings of the Fund.
NOTE 11—Share Information
	Summary of Share Activity
	Year ended December 31, 2024(a)		Year ended December 31, 2023
	Shares	Amount	Shares	Amount
Sold:
Class A	755,203	$15,447,423	1,542,497	$29,544,136
Class C	20,208	387,258	26,518	472,387
Class Y	4,347,762	89,047,164	1,826,387	34,589,682
Class R5	104,516	2,130,691	266,242	5,011,019
Class R6	3,653,326	74,131,677	3,932,270	74,238,363
Issued as reinvestment of dividends:
Class A	197,535	3,875,644	147,264	2,889,315
Class C	2,876	53,142	2,404	44,468
Class Y	160,422	3,152,287	91,960	1,807,020
Class R5	32,402	629,242	28,752	558,656
Class R6	394,303	7,649,487	277,328	5,385,719
Automatic conversion of Class C shares to Class A shares:
Class A	18,459	378,236	4,756	90,363
Class C	(19,661)	(378,236)	(5,059)	(90,363)
14
Invesco EQV International Small Company Fund

Summary of Share Activity
	Year ended December 31, 2024(a)		Year ended December 31, 2023
	Shares	Amount	Shares	Amount
Reacquired:
Class A	(1,213,267)	$(24,801,849)	(1,504,593)	$(28,462,345)
Class C	(23,754)	(455,319)	(26,958)	(482,324)
Class Y	(2,757,812)	(56,982,562)	(1,286,436)	(24,465,898)
Class R5	(244,786)	(4,974,647)	(382,534)	(7,250,694)
Class R6	(2,572,892)	(52,255,773)	(2,382,125)	(44,992,348)
Net increase in share activity	2,854,840	$57,033,865	2,558,673	$48,887,156

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 62% of the outstanding shares of the
Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

15
Invesco EQV International Small Company Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Funds Group (Invesco Funds Group) and Shareholders of Invesco EQV International Small Company Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco EQV International Small Company Fund (one of the funds constituting AIM Funds Group (Invesco Funds Group), referred to hereafter as the "Fund") as of December 31, 2024, the related statement of operations for the year ended December 31, 2024, the statement of changes in net assets for each of the two years in the period ended December 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2024 and the financial highlights for each of the five years in the period ended December 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
February 20, 2025
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
16
Invesco EQV International Small Company Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2024:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$8,766,879
Qualified Dividend Income*	99.25%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Foreign Taxes	$0.0176	per share
Foreign Source Income	$0.5583	per share
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$88,469
17
Invesco EQV International Small Company Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
Not applicable.
18
Invesco EQV International Small Company Fund

SEC file number(s): 811-01540 and 002-27334
Invesco Distributors, Inc.
ISC-NCSR

Annual Financial Statements and Other Information
December 31, 2024
Invesco Global Core Equity Fund
Nasdaq:
A: AWSAX ■ C: AWSCX ■ R: AWSRX ■ Y: AWSYX ■ R5: AWSIX ■ R6: AWSSX

2	Schedule of Investments
4	Financial Statements
7	Financial Highlights
8	Notes to Financial Statements
15	Report of Independent Registered Public Accounting Firm
16	Tax Information
17	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments
December 31, 2024

Shares		Value
Common Stocks & Other Equity Interests–94.65%
Australia–0.47%
Rio Tinto PLC	47,569	$2,807,999
Canada–5.46%
Canadian Pacific Kansas City Ltd.	175,493	12,706,746
Constellation Software, Inc.	4,032	12,467,826
Dollarama, Inc.	76,006	7,417,386
		32,591,958
China–2.24%
Tencent Holdings Ltd.	251,300	13,412,590
France–3.58%
Hermes International S.C.A.	1,963	4,709,962
L’Oreal S.A.	13,847	4,901,878
LVMH Moet Hennessy Louis Vuitton SE	14,386	9,463,006
TotalEnergies SE	41,140	2,292,109
		21,366,955
Ireland–1.66%
Accenture PLC, Class A	28,262	9,942,289
Italy–0.81%
Recordati Industria Chimica e Farmaceutica S.p.A.	34,278	1,797,003
Ryanair Holdings PLC, ADR	69,427	3,026,323
		4,823,326
Japan–0.72%
Hoya Corp.	34,800	4,318,899
Netherlands–2.33%
ASML Holding N.V.	6,662	4,666,292
IMCD N.V.	62,432	9,278,063
		13,944,355
South Korea–0.28%
Samsung Electronics Co. Ltd.	46,223	1,649,551
Sweden–0.90%
Atlas Copco AB, Class A	351,708	5,367,642
Taiwan–2.11%
Taiwan Semiconductor Manufacturing Co. Ltd.	387,000	12,577,509
United Kingdom–8.43%
3i Group PLC	401,441	17,869,429
Ashtead Group PLC	19,392	1,199,745
Berkeley Group Holdings PLC (The)	61,391	2,987,675
RELX PLC	343,122	15,538,542
Unilever PLC	224,698	12,767,473
		50,362,864
United States–65.66%
Alphabet, Inc., Class A	62,206	11,775,596
Amazon.com, Inc.(a)	102,822	22,558,119
American Express Co.	20,629	6,122,481
AMETEK, Inc.	18,438	3,323,634
Amphenol Corp., Class A	132,964	9,234,350
Shares		Value
United States–(continued)
Analog Devices, Inc.	39,021	$8,290,402
Apple, Inc.	73,008	18,282,663
Berkshire Hathaway, Inc., Class B(a)	25,980	11,776,214
Broadcom, Inc.	64,238	14,892,938
CME Group, Inc., Class A	36,288	8,427,162
Coca-Cola Co. (The)	182,690	11,374,279
Copart, Inc.(a)	69,042	3,962,320
Costco Wholesale Corp.	3,271	2,997,119
Danaher Corp.	43,281	9,935,154
EOG Resources, Inc.	78,894	9,670,827
Fastenal Co.(b)	37,935	2,727,906
Ferguson Enterprises, Inc.	53,888	9,353,340
Home Depot, Inc. (The)	21,797	8,478,815
JPMorgan Chase & Co.	33,078	7,929,127
Linde PLC	26,189	10,964,549
Marsh & McLennan Cos., Inc.	59,258	12,586,992
Martin Marietta Materials, Inc.	14,398	7,436,567
Mastercard, Inc., Class A	33,284	17,526,356
Medpace Holdings, Inc.(a)	9,011	2,993,725
Meta Platforms, Inc., Class A	20,173	11,811,493
Microsoft Corp.	92,722	39,082,323
Moody’s Corp.	10,084	4,773,463
Motorola Solutions, Inc.	6,258	2,892,635
MSCI, Inc.	9,634	5,780,496
NVIDIA Corp.	123,847	16,631,414
Old Dominion Freight Line, Inc.	54,260	9,571,464
O’Reilly Automotive, Inc.(a)	11,783	13,972,281
Progressive Corp. (The)	40,919	9,804,602
Texas Instruments, Inc.	57,713	10,821,765
Thermo Fisher Scientific, Inc.	32,782	17,054,180
Union Pacific Corp.	36,258	8,268,274
UnitedHealth Group, Inc.	17,883	9,046,294
		392,131,319
Total Common Stocks & Other Equity Interests (Cost $447,249,723)		565,297,256
Exchange-Traded Funds–1.54%
Japan–1.54%
iShares MSCI Japan ETF(b) (Cost $9,615,466)	137,600	9,232,960
Money Market Funds–3.64%
Invesco Government & Agency Portfolio, Institutional Class, 4.42%(c)(d)	13,034,351	13,034,351
Invesco Treasury Portfolio, Institutional Class, 4.38%(c)(d)	8,689,568	8,689,568
Total Money Market Funds (Cost $21,723,919)		21,723,919
TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-99.83% (Cost $478,589,108)		596,254,135
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.03%
Invesco Private Government Fund, 4.50%(c)(d)(e)	3,361,531	3,361,531
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco Global Core Equity Fund

Shares		Value
Money Market Funds–(continued)
Invesco Private Prime Fund, 4.53%	8,754,654	$8,757,280
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $12,118,811)		12,118,811
TOTAL INVESTMENTS IN SECURITIES—101.86% (Cost $490,707,919)		608,372,946
OTHER ASSETS LESS LIABILITIES–(1.86)%		(11,135,446)
NET ASSETS–100.00%		$597,237,500
Investment Abbreviations:
ADR	– American Depositary Receipt
ETF	– Exchange-Traded Fund
Notes to Schedule of Investments:
(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at December 31, 2024.
(c)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2024.

	Value December 31, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value December 31, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$3,865,252	$83,158,024	$(73,988,925)	$-	$-	$13,034,351	$468,217
Invesco Treasury Portfolio, Institutional Class	2,576,835	55,438,682	(49,325,949)	-	-	8,689,568	310,341
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	36,100,431	(32,738,900)	-	-	3,361,531	37,542*
Invesco Private Prime Fund	-	80,426,331	(71,670,118)	-	1,067	8,757,280	106,562*
Total	$6,442,087	$255,123,468	$(227,723,892)	$-	$1,067	$33,842,730	$922,662

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of December 31, 2024.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco Global Core Equity Fund

Statement of Assets and Liabilities
December 31, 2024

Assets:
Investments in unaffiliated securities, at value (Cost $456,865,189)*	$574,530,216
Investments in affiliated money market funds, at value (Cost $33,842,730)	33,842,730
Cash	3,714
Foreign currencies, at value (Cost $118,436)	116,836
Receivable for:
Investments sold	162,141
Fund shares sold	88,409
Dividends	1,162,746
Foreign withholding tax claims	279,403
Investment for trustee deferred compensation and retirement plans	167,752
Other assets	55,792
Total assets	610,409,739
Liabilities:
Payable for:
Fund shares reacquired	390,491
Collateral upon return of securities loaned	12,118,811
Accrued fees to affiliates	343,488
Accrued other operating expenses	107,796
Trustee deferred compensation and retirement plans	211,653
Total liabilities	13,172,239
Net assets applicable to shares outstanding	$597,237,500
Net assets consist of:
Shares of beneficial interest	$475,594,542
Distributable earnings	121,642,958
$597,237,500
Net Assets:
Class A	$558,382,312
Class C	$3,732,193
Class R	$2,182,567
Class Y	$24,760,706
Class R5	$1,345,889
Class R6	$6,833,833
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	36,029,673
Class C	262,176
Class R	141,217
Class Y	1,599,125
Class R5	85,096
Class R6	431,949
Class A:
Net asset value per share	$15.50
Maximum offering price per share (Net asset value of $15.50 ÷ 94.50%)	$16.40
Class C:
Net asset value and offering price per share	$14.24
Class R:
Net asset value and offering price per share	$15.46
Class Y:
Net asset value and offering price per share	$15.48
Class R5:
Net asset value and offering price per share	$15.82
Class R6:
Net asset value and offering price per share	$15.82

*	At December 31, 2024, securities with an aggregate value of $11,834,496 were on loan to brokers.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco Global Core Equity Fund

Statement of Operations
For the year ended December 31, 2024
Investment income:
Interest	$223,367
Dividends (net of foreign withholding taxes of $218,096)	7,243,679
Dividends from affiliated money market funds (includes net securities lending income of $9,579)	788,137
Foreign withholding tax claims	910,598
Total investment income	9,165,781
Expenses:
Advisory fees	4,759,542
Administrative services fees	86,498
Custodian fees	40,640
Distribution fees:
Class A	1,420,035
Class C	35,594
Class R	9,544
Transfer agent fees — A, C, R and Y	903,019
Transfer agent fees — R5	1,325
Transfer agent fees — R6	1,982
Trustees’ and officers’ fees and benefits	29,757
Registration and filing fees	89,636
Reports to shareholders	157,713
Professional services fees	90,309
Other	26,630
Total expenses	7,652,224
Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(150,867)
Net expenses	7,501,357
Net investment income	1,664,424
Realized and unrealized gain (loss) from:
Net realized gain from:
Unaffiliated investment securities (net of foreign taxes of $7,967)	45,304,780
Affiliated investment securities	1,067
Foreign currencies	25,824
45,331,671
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $85,284)	44,559,897
Foreign currencies	(63,779)
44,496,118
Net realized and unrealized gain	89,827,789
Net increase in net assets resulting from operations	$91,492,213
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco Global Core Equity Fund

Statement of Changes in Net Assets
For the years ended December 31, 2024 and 2023
	2024	2023
Operations:
Net investment income	$1,664,424	$3,140,724
Net realized gain	45,331,671	14,175,486
Change in net unrealized appreciation	44,496,118	91,713,443
Net increase in net assets resulting from operations	91,492,213	109,029,653
Distributions to shareholders from distributable earnings:
Class A	(42,041,193)	(13,131,252)
Class C	(255,271)	(77,940)
Class R	(152,978)	(32,448)
Class Y	(1,998,339)	(591,459)
Class R5	(104,368)	(30,373)
Class R6	(536,818)	(169,245)
Total distributions from distributable earnings	(45,088,967)	(14,032,717)
Share transactions–net:
Class A	(23,929,589)	(45,659,892)
Class C	176,796	(769,658)
Class R	557,706	(132,759)
Class Y	1,036,243	(3,596,406)
Class R5	59,739	165,486
Class R6	120,797	186,761
Net increase (decrease) in net assets resulting from share transactions	(21,978,308)	(49,806,468)
Net increase in net assets	24,424,938	45,190,468
Net assets:
Beginning of year	572,812,562	527,622,094
End of year	$597,237,500	$572,812,562
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco Global Core Equity Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 12/31/24	$14.34	$0.04	$2.36	$2.40	$(0.26)	$(0.98)	$(1.24)	$15.50	16.47%	$558,382	1.25%	1.27%	0.26%	46%
Year ended 12/31/23	12.07	0.07	2.55	2.62	(0.04)	(0.31)	(0.35)	14.34	21.79	538,642	1.21	1.26	0.56	107
Year ended 12/31/22	16.02	0.04	(3.59)	(3.55)	(0.01)	(0.39)	(0.40)	12.07	(22.20)	495,054	1.22	1.26	0.29	11
Year ended 12/31/21	14.61	0.01	2.26	2.27	(0.13)	(0.73)	(0.86)	16.02	15.68	718,327	1.22	1.22	0.06	23
Year ended 12/31/20	15.66	0.14	1.78	1.92	(0.03)	(2.94)	(2.97)	14.61	12.63	686,612	1.22	1.28	0.92	126
Class C
Year ended 12/31/24	13.18	(0.07)	2.15	2.08	(0.04)	(0.98)	(1.02)	14.24	15.59	3,732	2.00	2.02	(0.49)	46
Year ended 12/31/23	11.16	(0.02)	2.35	2.33	—	(0.31)	(0.31)	13.18	20.95	3,318	1.96	2.01	(0.19)	107
Year ended 12/31/22	14.96	(0.06)	(3.35)	(3.41)	—	(0.39)	(0.39)	11.16	(22.81)	3,462	1.97	2.01	(0.46)	11
Year ended 12/31/21	13.67	(0.10)	2.12	2.02	—	(0.73)	(0.73)	14.96	14.90	5,778	1.97	1.97	(0.69)	23
Year ended 12/31/20	14.94	0.02	1.68	1.70	(0.03)	(2.94)	(2.97)	13.67	11.75	6,307	1.97	2.03	0.17	126
Class R
Year ended 12/31/24	14.29	0.00	2.34	2.34	(0.19)	(0.98)	(1.17)	15.46	16.14	2,183	1.50	1.52	0.01	46
Year ended 12/31/23	12.02	0.04	2.55	2.59	(0.01)	(0.31)	(0.32)	14.29	21.59	1,510	1.46	1.51	0.31	107
Year ended 12/31/22	16.00	0.01	(3.60)	(3.59)	—	(0.39)	(0.39)	12.02	(22.45)	1,403	1.47	1.51	0.04	11
Year ended 12/31/21	14.58	(0.03)	2.27	2.24	(0.09)	(0.73)	(0.82)	16.00	15.49	1,732	1.47	1.47	(0.19)	23
Year ended 12/31/20	15.68	0.10	1.77	1.87	(0.03)	(2.94)	(2.97)	14.58	12.28	1,845	1.47	1.53	0.67	126
Class Y
Year ended 12/31/24	14.36	0.08	2.36	2.44	(0.34)	(0.98)	(1.32)	15.48	16.71	24,761	1.00	1.02	0.51	46
Year ended 12/31/23	12.09	0.11	2.55	2.66	(0.08)	(0.31)	(0.39)	14.36	22.08	21,948	0.96	1.01	0.81	107
Year ended 12/31/22	16.06	0.07	(3.60)	(3.53)	(0.05)	(0.39)	(0.44)	12.09	(21.99)	21,797	0.97	1.01	0.54	11
Year ended 12/31/21	14.64	0.05	2.27	2.32	(0.17)	(0.73)	(0.90)	16.06	15.97	34,582	0.97	0.97	0.31	23
Year ended 12/31/20	15.64	0.17	1.80	1.97	(0.03)	(2.94)	(2.97)	14.64	12.96	32,476	0.97	1.03	1.17	126
Class R5
Year ended 12/31/24	14.65	0.09	2.40	2.49	(0.34)	(0.98)	(1.32)	15.82	16.77	1,346	0.97	0.97	0.54	46
Year ended 12/31/23	12.32	0.11	2.62	2.73	(0.09)	(0.31)	(0.40)	14.65	22.19	1,190	0.95	0.96	0.82	107
Year ended 12/31/22	16.37	0.08	(3.68)	(3.60)	(0.06)	(0.39)	(0.45)	12.32	(22.02)	857	0.95	0.95	0.56	11
Year ended 12/31/21	14.90	0.06	2.31	2.37	(0.17)	(0.73)	(0.90)	16.37	16.05	1,125	0.93	0.93	0.35	23
Year ended 12/31/20	15.88	0.18	1.81	1.99	(0.03)	(2.94)	(2.97)	14.90	12.89	1,004	0.95	0.95	1.19	126
Class R6
Year ended 12/31/24	14.66	0.10	2.41	2.51	(0.37)	(0.98)	(1.35)	15.82	16.83	6,834	0.90	0.90	0.61	46
Year ended 12/31/23	12.33	0.12	2.62	2.74	(0.10)	(0.31)	(0.41)	14.66	22.27	6,204	0.88	0.89	0.89	107
Year ended 12/31/22	16.39	0.09	(3.69)	(3.60)	(0.07)	(0.39)	(0.46)	12.33	(21.99)	5,048	0.88	0.88	0.63	11
Year ended 12/31/21	14.91	0.07	2.32	2.39	(0.18)	(0.73)	(0.91)	16.39	16.17	6,971	0.87	0.87	0.41	23
Year ended 12/31/20	15.88	0.19	1.81	2.00	(0.03)	(2.94)	(2.97)	14.91	12.95	6,581	0.89	0.89	1.25	126

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco Global Core Equity Fund

Notes to Financial Statements
December 31, 2024
NOTE 1—Significant Accounting Policies
Invesco Global Core Equity Fund (the “Fund”) is a series portfolio of AIM Funds Group (Invesco Funds Group) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s investment objective is long-term growth of capital.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Effective after the close of business on September 30, 2024, Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
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Invesco Global Core Equity Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.
Foreign Withholding Taxes – The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to seek to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Foreign withholding tax claims on the Statement of Assets and Liabilities. There is no guarantee that the Fund will receive refunds applied for in a timely manner or at all.
As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received by investment companies. Any tax refund payments are reflected as Foreign withholding tax claims in the Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Statement of Operations as Professional services fees, if any. In the event tax refunds received by the Fund during the fiscal year exceed the foreign withholding taxes paid by the Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the year ended December 31, 2024, the Fund did not enter into any closing agreements.
G.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
H.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.
Segment Reporting — In November 2023, the FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole thereby enabling better understanding of how an entity’s segments impact
9
Invesco Global Core Equity Fund

overall performance. The Fund represents a single operating segment. Subject to the oversight and, when applicable, approval of the Board of Trustees, the Fund’s Adviser acts as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements. Adoption of the new standard impacted the Fund’s financial statement note disclosures only and did not affect the Fund’s financial position or the results of its operations.
K.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2024, the Fund paid the Adviser $650 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
L.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
M.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
N.
Other Risks - Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets,
10
Invesco Global Core Equity Fund

restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.800%
Next $250 million	0.780%
Next $500 million	0.760%
Next $1.5 billion	0.740%
Next $2.5 billion	0.720%
Next $2.5 billion	0.700%
Next $2.5 billion	0.680%
Over $10 billion	0.660%
For the year ended December 31, 2024, the effective advisory fee rate incurred by the Fund was 0.78%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
Effective May 1, 2024, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.50%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “boundary limits”). Prior to May 1, 2024, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.22%, 1.97%, 1.47%, 0.97%, 0.97% and 0.97%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes.
 Further, the Adviser has contractually agreed, through at least August 31, 2026, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended December 31, 2024, the Adviser waived advisory fees of $15,134 and reimbursed class level expenses of $112,103, $673, $331, $4,676, $53 and $0 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended  December 31, 2024, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2024, IDI advised the Fund that IDI retained $13,049 in front-end sales commissions from the sale of Class A shares and $16 and $114 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
For the year ended December 31, 2024, the Fund incurred $2,153 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when
11
Invesco Global Core Equity Fund

market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When significant events cause market movements to occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of December 31, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$—	$2,807,999	$—	$2,807,999
Canada	32,591,958	—	—	32,591,958
China	—	13,412,590	—	13,412,590
France	—	21,366,955	—	21,366,955
Ireland	9,942,289	—	—	9,942,289
Italy	3,026,323	1,797,003	—	4,823,326
Japan	9,232,960	4,318,899	—	13,551,859
Netherlands	—	13,944,355	—	13,944,355
South Korea	—	1,649,551	—	1,649,551
Sweden	—	5,367,642	—	5,367,642
Taiwan	—	12,577,509	—	12,577,509
United Kingdom	—	50,362,864	—	50,362,864
United States	392,131,319	—	—	392,131,319
Money Market Funds	21,723,919	12,118,811	—	33,842,730
Total Investments	$468,648,768	$139,724,178	$—	$608,372,946
NOTE 4—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended December 31, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $17,897.
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2024 and 2023:
	2024	2023
Ordinary income*	$38,771,470	$8,655,862
Long-term capital gain	6,317,497	5,376,855
Total distributions	$45,088,967	$14,032,717

*	Includes short-term capital gain distributions, if any.

12
Invesco Global Core Equity Fund

Tax Components of Net Assets at Period-End:
2024
Undistributed ordinary income	$5,926,879
Undistributed long-term capital gain	7,038,646
Net unrealized appreciation — investments	108,837,636
Net unrealized appreciation (depreciation) — foreign currencies	(21,024)
Temporary book/tax differences	(139,179)
Shares of beneficial interest	475,594,542
Total net assets	$597,237,500
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investment companies.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of December 31, 2024.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2024 was $273,124,246 and $354,888,479, respectively. As of December 31, 2024, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$117,606,913
Aggregate unrealized (depreciation) of investments	(8,769,277)
Net unrealized appreciation of investments	$108,837,636
Cost of investments for tax purposes is $499,535,310.
NOTE 9—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of passive foreign investment companies, on December 31, 2024, undistributed net investment income was increased by $1,654,415 and undistributed net realized gain was decreased by $1,654,415. This reclassification had no effect on the net assets or the distributable earnings of the Fund.
NOTE 10—Share Information
	Summary of Share Activity
	Year ended December 31, 2024(a)		Year ended December 31, 2023
	Shares	Amount	Shares	Amount
Sold:
Class A	418,883	$6,650,701	437,781	$5,849,090
Class C	70,210	1,028,752	159,779	1,954,303
Class R	45,693	716,935	33,213	441,246
Class Y	370,702	5,858,566	281,164	3,747,005
Class R5	8,357	138,685	15,003	208,448
Class R6	75,918	1,232,176	83,528	1,130,528
Issued as reinvestment of dividends:
Class A	2,366,574	37,888,842	841,014	11,908,757
Class C	14,739	216,815	5,700	74,161
Class R	9,585	152,978	2,301	32,448
Class Y	97,687	1,562,016	32,870	466,094
Class R5	6,335	103,445	2,081	30,096
Class R6	30,446	497,492	11,065	160,117
Automatic conversion of Class C shares to Class A shares:
Class A	41,570	649,170	44,400	595,009
Class C	(45,371)	(649,170)	(48,183)	(595,009)
13
Invesco Global Core Equity Fund

Summary of Share Activity
	Year ended December 31, 2024(a)		Year ended December 31, 2023
	Shares	Amount	Shares	Amount
Reacquired:
Class A	(4,349,057)	$(69,118,302)	(4,786,814)	$(64,012,748)
Class C	(29,163)	(419,601)	(175,747)	(2,203,113)
Class R	(19,790)	(312,207)	(46,486)	(606,453)
Class Y	(397,363)	(6,384,339)	(589,242)	(7,809,505)
Class R5	(10,860)	(182,391)	(5,391)	(73,058)
Class R6	(97,538)	(1,608,871)	(80,677)	(1,103,884)
Net increase (decrease) in share activity	(1,392,443)	$(21,978,308)	(3,782,641)	$(49,806,468)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 54% of the outstanding shares of the
Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

14
Invesco Global Core Equity Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Funds Group (Invesco Funds Group) and Shareholders of Invesco Global Core Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Global Core Equity Fund (one of the funds constituting AIM Funds Group (Invesco Funds Group), referred to hereafter as the "Fund") as of December 31, 2024, the related statement of operations for the year ended December 31, 2024, the statement of changes in net assets for each of the two years in the period ended December 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2024 and the financial highlights for each of the five years in the period ended December 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
February 20, 2025
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995.  We have not been able to determine the specific year we began serving as auditor.
15
Invesco Global Core Equity Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2024:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$6,317,497
Qualified Dividend Income*	23.25%
Corporate Dividends Received Deduction*	11.79%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$29,334,331
16
Invesco Global Core Equity Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
Not applicable.
17
Invesco Global Core Equity Fund

SEC file number(s): 811-01540 and 002-27334
Invesco Distributors, Inc.
GCE-NCSR

Annual Financial Statements and Other Information
December 31, 2024
Invesco Small Cap Equity Fund
Nasdaq:
A: SMEAX ■ C: SMECX ■ R: SMERX ■ Y: SMEYX ■ R5: SMEIX ■ R6: SMEFX

2	Schedule of Investments
5	Financial Statements
8	Financial Highlights
9	Notes to Financial Statements
16	Report of Independent Registered Public Accounting Firm
17	Tax Information
18	Other Information Required in Form N-CSR (Items 8-11)

Schedule of Investments(a)
December 31, 2024

Shares		Value
Common Stocks & Other Equity Interests–99.16%
Aerospace & Defense–1.47%
Leonardo DRS, Inc.(b)	446,540	$14,427,707
Apparel Retail–0.76%
Shoe Carnival, Inc.	226,728	7,500,162
Apparel, Accessories & Luxury Goods–1.25%
Kontoor Brands, Inc.	144,280	12,322,955
Application Software–5.33%
AppFolio, Inc., Class A(b)	40,770	10,058,775
Descartes Systems Group, Inc. (The) (Canada)(b)	98,062	11,139,843
Pegasystems, Inc.	120,550	11,235,260
Q2 Holdings, Inc.(b)(c)	199,365	20,066,087
		52,499,965
Asset Management & Custody Banks–1.18%
StepStone Group, Inc., Class A(c)	201,343	11,653,733
Automotive Parts & Equipment–2.11%
Modine Manufacturing Co.(b)(c)	91,253	10,578,960
Patrick Industries, Inc.(c)	122,349	10,164,755
		20,743,715
Biotechnology–4.84%
ADMA Biologics, Inc.(b)	480,127	8,234,178
Ascendis Pharma A/S, ADR (Denmark)(b)	54,064	7,442,991
CareDx, Inc.(b)	527,196	11,287,266
Vaxcyte, Inc.(b)(c)	58,801	4,813,450
Vericel Corp.(b)(c)	220,788	12,123,469
Xenon Pharmaceuticals, Inc. (Canada)(b)	95,113	3,728,430
		47,629,784
Broadline Retail–1.58%
Ollie’s Bargain Outlet Holdings, Inc.(b)(c)	141,964	15,577,710
Building Products–1.16%
Griffon Corp.	159,741	11,384,741
Cargo Ground Transportation–2.38%
Knight-Swift Transportation Holdings, Inc.(c)	163,382	8,665,781
XPO, Inc.(b)	112,251	14,721,719
		23,387,500
Commercial & Residential Mortgage Finance–2.27%
Merchants Bancorp(c)	210,797	7,687,767
Mr. Cooper Group, Inc.(b)	152,738	14,664,375
		22,352,142
Communications Equipment–1.38%
Lumentum Holdings, Inc.(b)	161,786	13,581,935
Shares		Value
Construction & Engineering–2.59%
Comfort Systems USA, Inc.	28,880	$12,246,853
IES Holdings, Inc.(b)	65,882	13,239,647
		25,486,500
Construction Machinery & Heavy Transportation Equipment– 1.14%
REV Group, Inc.	353,769	11,274,618
Construction Materials–1.09%
Knife River Corp.(b)	105,788	10,752,292
Electrical Components & Equipment–1.37%
EnerSys	101,338	9,366,671
Powell Industries, Inc.	18,693	4,143,304
		13,509,975
Electronic Components–1.28%
Coherent Corp.(b)	133,016	12,600,606
Electronic Manufacturing Services–2.21%
Flex Ltd.(b)	312,781	12,007,663
Sanmina Corp.(b)(c)	128,590	9,730,405
		21,738,068
Environmental & Facilities Services–1.12%
Casella Waste Systems, Inc., Class A(b)	104,027	11,007,097
Financial Exchanges & Data–1.99%
Donnelley Financial Solutions, Inc.(b)	142,022	8,909,040
TMX Group Ltd. (Canada)	346,096	10,661,331
		19,570,371
Food Distributors–1.23%
Chefs’ Warehouse, Inc. (The)(b)(c)	245,133	12,089,960
Food Retail–1.30%
Sprouts Farmers Market, Inc.(b)	100,949	12,827,589
Health Care Equipment–1.17%
Masimo Corp.(b)(c)	69,776	11,533,973
Health Care Facilities–2.23%
Encompass Health Corp.	139,070	12,843,115
Tenet Healthcare Corp.(b)	72,305	9,127,060
		21,970,175
Health Care Services–1.10%
BrightSpring Health Services, Inc.(b)(c)	634,500	10,805,535
Health Care Supplies–0.90%
Lantheus Holdings, Inc.(b)(c)	98,739	8,833,191
Health Care Technology–0.50%
Simulations Plus, Inc.(c)	175,215	4,886,746
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Small Cap Equity Fund

Shares		Value
Homebuilding–1.00%
Taylor Morrison Home Corp., Class A(b)	161,275	$9,871,643
Homefurnishing Retail–0.57%
Arhaus, Inc.(c)	594,885	5,591,919
Hotels, Resorts & Cruise Lines–1.22%
Travel + Leisure Co.	237,174	11,965,428
Independent Power Producers & Energy Traders–1.60%
Talen Energy Corp.(b)(c)	78,338	15,782,757
Industrial Machinery & Supplies & Components–4.01%
Gates Industrial Corp. PLC(b)	619,914	12,751,631
ITT, Inc.	117,652	16,810,118
SPX Technologies, Inc.(b)	67,899	9,880,662
		39,442,411
Industrial REITs–1.85%
EastGroup Properties, Inc.	60,476	9,705,793
STAG Industrial, Inc.	252,142	8,527,443
		18,233,236
Investment Banking & Brokerage–4.60%
BGC Group, Inc., Class A(c)	1,219,937	11,052,629
Jefferies Financial Group, Inc.	180,047	14,115,685
Piper Sandler Cos.(c)	67,047	20,110,748
		45,279,062
Leisure Products–1.31%
Acushnet Holdings Corp.(c)	181,039	12,868,252
Life Sciences Tools & Services–1.02%
Repligen Corp.(b)(c)	69,641	10,024,126
Oil & Gas Equipment & Services–1.95%
Cactus, Inc., Class A(c)	193,744	11,306,900
Weatherford International PLC	109,854	7,868,842
		19,175,742
Oil & Gas Exploration & Production–2.82%
Antero Resources Corp.(b)	285,473	10,005,829
Matador Resources Co.(c)	167,986	9,450,892
Permian Resources Corp.	575,200	8,271,376
		27,728,097
Other Specialized REITs–1.13%
Gaming and Leisure Properties, Inc.	230,690	11,110,030
Paper & Plastic Packaging Products & Materials–1.15%
Graphic Packaging Holding Co.(c)	418,409	11,363,988
Pharmaceuticals–1.04%
Axsome Therapeutics, Inc.(b)(c)	57,259	4,844,683
Intra-Cellular Therapies, Inc.(b)	64,627	5,397,647
		10,242,330
Shares		Value
Property & Casualty Insurance–1.39%
Skyward Specialty Insurance Group, Inc.(b)	271,071	$13,699,928
Real Estate Services–0.82%
Newmark Group, Inc., Class A(c)	627,542	8,038,813
Regional Banks–10.86%
Banc of California, Inc.	797,877	12,335,179
Bancorp, Inc. (The)(b)(c)	286,540	15,080,600
Cullen/Frost Bankers, Inc.(c)	83,521	11,212,694
First Financial Bankshares, Inc.(c)	372,337	13,422,749
Glacier Bancorp, Inc.(c)	240,645	12,085,192
Pinnacle Financial Partners, Inc.(c)	152,182	17,408,099
SouthState Corp.(c)	122,240	12,160,435
Western Alliance Bancorporation(c)	157,900	13,190,966
		106,895,914
Research & Consulting Services–1.14%
Huron Consulting Group, Inc.(b)	90,139	11,200,672
Semiconductors–3.07%
Astera Labs, Inc.(b)(c)	134,058	17,755,982
MACOM Technology Solutions Holdings, Inc.(b)	96,055	12,478,505
		30,234,487
Specialized Consumer Services–1.13%
Frontdoor, Inc.(b)	204,120	11,159,240
Specialty Chemicals–1.58%
Ashland, Inc.	106,896	7,638,788
Innospec, Inc.	71,782	7,900,327
		15,539,115
Steel–0.96%
ATI, Inc.(b)	171,485	9,438,534
Systems Software–2.19%
Commvault Systems, Inc.(b)	85,242	12,863,870
SentinelOne, Inc., Class A(b)	390,092	8,660,043
		21,523,913
Trading Companies & Distributors–3.82%
Applied Industrial Technologies, Inc.	77,120	18,467,927
Core & Main, Inc., Class A(b)	193,676	9,860,045
WESCO International, Inc.	51,419	9,304,782
		37,632,754
Total Common Stocks & Other Equity Interests (Cost $692,117,518)		975,991,136
Money Market Funds–0.85%
Invesco Government & Agency Portfolio, Institutional Class, 4.42%(d)(e)	2,938,480	2,938,480
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Small Cap Equity Fund

Shares		Value
Money Market Funds–(continued)
Invesco Treasury Portfolio, Institutional Class, 4.38%(d)(e)	5,457,684	$5,457,684
Total Money Market Funds (Cost $8,396,164)		8,396,164
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.01% (Cost $700,513,682)		984,387,300
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–16.85%
Invesco Private Government Fund, 4.50%(d)(e)(f)	45,974,826	45,974,826
Shares		Value
Money Market Funds–(continued)
Invesco Private Prime Fund, 4.53%(d)(e)(f)	119,805,391	$119,841,333
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $165,816,159)		165,816,159
TOTAL INVESTMENTS IN SECURITIES–116.86% (Cost $866,329,841)		1,150,203,459
OTHER ASSETS LESS LIABILITIES—(16.86)%		(165,942,915)
NET ASSETS–100.00%		$984,260,544
Investment Abbreviations:
ADR	– American Depositary Receipt
REIT	– Real Estate Investment Trust
Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2024.
(d)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2024.

	Value December 31, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value December 31, 2024	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$3,842,581	$77,512,227	$(78,416,328)	$-	$-	$2,938,480	$256,576
Invesco Liquid Assets Portfolio, Institutional Class	2,746,481	34,478,392	(37,223,599)	(1,496)	222	-	113,464
Invesco Treasury Portfolio, Institutional Class	4,391,521	117,821,135	(116,754,972)	-	-	5,457,684	363,295
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	46,131,494	355,892,184	(356,048,852)	-	-	45,974,826	1,905,378*
Invesco Private Prime Fund	122,400,784	767,926,594	(770,459,083)	(30,830)	3,868	119,841,333	5,137,063*
Total	$179,512,861	$1,353,630,532	$(1,358,902,834)	$(32,326)	$4,090	$174,212,323	$7,775,776

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2024.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Small Cap Equity Fund

Statement of Assets and Liabilities
December 31, 2024

Assets:
Investments in unaffiliated securities, at value (Cost $692,117,518)*	$975,991,136
Investments in affiliated money market funds, at value (Cost $174,212,323)	174,212,323
Cash	26,409
Foreign currencies, at value (Cost $151)	147
Receivable for:
Fund shares sold	560,320
Dividends	393,201
Investment for trustee deferred compensation and retirement plans	156,639
Other assets	58,212
Total assets	1,151,398,387
Liabilities:
Payable for:
Fund shares reacquired	464,409
Collateral upon return of securities loaned	165,816,159
Accrued fees to affiliates	585,562
Accrued other operating expenses	106,480
Trustee deferred compensation and retirement plans	165,233
Total liabilities	167,137,843
Net assets applicable to shares outstanding	$984,260,544
Net assets consist of:
Shares of beneficial interest	$687,348,597
Distributable earnings	296,911,947
$984,260,544
Net Assets:
Class A	$602,644,368
Class C	$12,007,286
Class R	$58,763,603
Class Y	$72,960,307
Class R5	$19,658,417
Class R6	$218,226,563
Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	41,262,835
Class C	1,403,236
Class R	4,633,660
Class Y	4,603,053
Class R5	1,100,091
Class R6	12,026,905
Class A:
Net asset value per share	$14.61
Maximum offering price per share (Net asset value of $14.61 ÷ 94.50%)	$15.46
Class C:
Net asset value and offering price per share	$8.56
Class R:
Net asset value and offering price per share	$12.68
Class Y:
Net asset value and offering price per share	$15.85
Class R5:
Net asset value and offering price per share	$17.87
Class R6:
Net asset value and offering price per share	$18.14

*	At December 31, 2024, securities with an aggregate value of $152,692,736 were on loan to brokers.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Small Cap Equity Fund

Statement of Operations
For the year ended December 31, 2024
Investment income:
Dividends (net of foreign withholding taxes of $37,579)	$8,798,916
Dividends from affiliated money market funds (includes net securities lending income of $171,323)	904,658
Total investment income	9,703,574
Expenses:
Advisory fees	6,822,636
Administrative services fees	130,993
Custodian fees	6,848
Distribution fees:
Class A	1,446,667
Class C	120,210
Class R	282,223
Transfer agent fees — A, C, R and Y	1,558,370
Transfer agent fees — R5	22,637
Transfer agent fees — R6	57,296
Trustees’ and officers’ fees and benefits	30,917
Registration and filing fees	102,204
Reports to shareholders	318,176
Professional services fees	65,700
Other	11,936
Total expenses	10,976,813
Less: Fees waived and/or expense offset arrangement(s)	(41,775)
Net expenses	10,935,038
Net investment income (loss)	(1,231,464)
Realized and unrealized gain (loss) from:
Net realized gain from:
Unaffiliated investment securities	43,174,833
Affiliated investment securities	4,090
Foreign currencies	483
43,179,406
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	111,632,891
Affiliated investment securities	(32,326)
Foreign currencies	(8)
111,600,557
Net realized and unrealized gain	154,779,963
Net increase in net assets resulting from operations	$153,548,499
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Small Cap Equity Fund

Statement of Changes in Net Assets
For the years ended December 31, 2024 and 2023
	2024	2023
Operations:
Net investment income (loss)	$(1,231,464)	$(337,735)
Net realized gain	43,179,406	48,909,650
Change in net unrealized appreciation	111,600,557	78,554,843
Net increase in net assets resulting from operations	153,548,499	127,126,758
Distributions to shareholders from distributable earnings:
Class A	(45,566,320)	(2,196,652)
Class C	(1,471,600)	(76,628)
Class R	(5,012,434)	(242,992)
Class Y	(5,297,780)	(236,512)
Class R5	(1,225,045)	(78,294)
Class R6	(13,265,050)	(601,500)
Total distributions from distributable earnings	(71,838,229)	(3,432,578)
Share transactions–net:
Class A	5,100,091	(33,458,942)
Class C	(368,716)	(1,672,359)
Class R	913,748	(191,193)
Class Y	2,167,741	(4,175,039)
Class R5	(7,169,934)	(69,102)
Class R6	15,297,918	(53,430,033)
Net increase (decrease) in net assets resulting from share transactions	15,940,848	(92,996,668)
Net increase in net assets	97,651,118	30,697,512
Net assets:
Beginning of year	886,609,426	855,911,914
End of year	$984,260,544	$886,609,426
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Small Cap Equity Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Class A
Year ended 12/31/24	$13.35	$(0.03)	$2.47	$2.44	$—	$(1.18)	$(1.18)	$14.61	17.79%	$602,644	1.27%	1.27%	(0.24)%	50%
Year ended 12/31/23	11.56	(0.02)	1.86	1.84	—	(0.05)	(0.05)	13.35	15.96	548,978	1.26	1.26	(0.15)	43
Year ended 12/31/22	14.99	(0.02)	(3.07)	(3.09)	—	(0.34)	(0.34)	11.56	(20.60)	506,506	1.26	1.26	(0.17)	33
Year ended 12/31/21	14.97	(0.04)	2.91	2.87	—	(2.85)	(2.85)	14.99	20.02	660,296	1.22	1.22	(0.22)	22
Year ended 12/31/20	12.50	(0.02)	3.39	3.37	—	(0.90)	(0.90)	14.97	27.29	562,995	1.31	1.31	(0.13)	43
Class C
Year ended 12/31/24	8.28	(0.09)	1.55	1.46	—	(1.18)	(1.18)	8.56	16.84	12,007	2.02	2.02	(0.99)	50
Year ended 12/31/23	7.23	(0.07)	1.17	1.10	—	(0.05)	(0.05)	8.28	15.28	11,982	2.01	2.01	(0.90)	43
Year ended 12/31/22	9.61	(0.07)	(1.97)	(2.04)	—	(0.34)	(0.34)	7.23	(21.20)	12,069	2.01	2.01	(0.92)	33
Year ended 12/31/21	10.57	(0.12)	2.01	1.89	—	(2.85)	(2.85)	9.61	19.06	17,784	1.97	1.97	(0.97)	22
Year ended 12/31/20	9.11	(0.08)	2.44	2.36	—	(0.90)	(0.90)	10.57	26.36	16,129	2.06	2.06	(0.88)	43
Class R
Year ended 12/31/24	11.75	(0.06)	2.17	2.11	—	(1.18)	(1.18)	12.68	17.40	58,764	1.52	1.52	(0.49)	50
Year ended 12/31/23	10.20	(0.04)	1.64	1.60	—	(0.05)	(0.05)	11.75	15.73	53,783	1.51	1.51	(0.40)	43
Year ended 12/31/22	13.31	(0.05)	(2.72)	(2.77)	—	(0.34)	(0.34)	10.20	(20.79)	46,851	1.51	1.51	(0.42)	33
Year ended 12/31/21	13.61	(0.07)	2.62	2.55	—	(2.85)	(2.85)	13.31	19.66	51,571	1.47	1.47	(0.47)	22
Year ended 12/31/20	11.45	(0.04)	3.10	3.06	—	(0.90)	(0.90)	13.61	27.09	48,792	1.56	1.56	(0.38)	43
Class Y
Year ended 12/31/24	14.37	0.00	2.66	2.66	—	(1.18)	(1.18)	15.85	18.06	72,960	1.02	1.02	0.01	50
Year ended 12/31/23	12.41	0.01	2.00	2.01	—	(0.05)	(0.05)	14.37	16.23	64,657	1.01	1.01	0.10	43
Year ended 12/31/22	16.02	0.01	(3.28)	(3.27)	—	(0.34)	(0.34)	12.41	(20.40)	59,796	1.01	1.01	0.08	33
Year ended 12/31/21	15.80	0.01	3.07	3.08	(0.01)	(2.85)	(2.86)	16.02	20.27	91,380	0.97	0.97	0.03	22
Year ended 12/31/20	13.12	0.02	3.57	3.59	(0.01)	(0.90)	(0.91)	15.80	27.70	66,783	1.06	1.06	0.12	43
Class R5
Year ended 12/31/24	16.07	0.02	2.96	2.98	—	(1.18)	(1.18)	17.87	18.14	19,658	0.90	0.90	0.13	50
Year ended 12/31/23	13.84	0.03	2.25	2.28	—	(0.05)	(0.05)	16.07	16.51	24,448	0.89	0.89	0.22	43
Year ended 12/31/22	17.80	0.03	(3.65)	(3.62)	—	(0.34)	(0.34)	13.84	(20.32)	21,181	0.87	0.87	0.22	33
Year ended 12/31/21	17.28	0.03	3.36	3.39	(0.02)	(2.85)	(2.87)	17.80	20.39	27,506	0.85	0.85	0.15	22
Year ended 12/31/20	14.28	0.04	3.91	3.95	(0.05)	(0.90)	(0.95)	17.28	27.95	21,396	0.88	0.88	0.30	43
Class R6
Year ended 12/31/24	16.29	0.04	2.99	3.03	—	(1.18)	(1.18)	18.14	18.20	218,227	0.83	0.83	0.20	50
Year ended 12/31/23	14.03	0.04	2.27	2.31	—	(0.05)	(0.05)	16.29	16.50	182,761	0.82	0.82	0.29	43
Year ended 12/31/22	18.01	0.04	(3.68)	(3.64)	—	(0.34)	(0.34)	14.03	(20.20)	209,508	0.80	0.80	0.29	33
Year ended 12/31/21	17.45	0.04	3.40	3.44	(0.03)	(2.85)	(2.88)	18.01	20.46	316,542	0.79	0.79	0.21	22
Year ended 12/31/20	14.41	0.05	3.94	3.99	(0.05)	(0.90)	(0.95)	17.45	28.03	274,576	0.81	0.81	0.37	43

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco Small Cap Equity Fund

Notes to Financial Statements
December 31, 2024
NOTE 1—Significant Accounting Policies
Invesco Small Cap Equity Fund (the “Fund”) is a series portfolio of AIM Funds Group (Invesco Funds Group) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.
The Fund’s primary investment objective is long-term growth of capital.
The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the "Conversion Feature"). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.
Effective after the close of business on September 30, 2024, Class R5 shares are closed to new investors.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.

Invesco Small Cap Equity Fund

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

Invesco Small Cap Equity Fund

F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — In November 2023, the FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole thereby enabling better understanding of how an entity’s segments impact overall performance. The Fund represents a single operating segment. Subject to the oversight and, when applicable, approval of the Board of Trustees, the Fund’s Adviser acts as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements. Adoption of the new standard impacted the Fund’s financial statement note disclosures only and did not affect the Fund’s financial position or the results of its operations.
J.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2024, the Fund paid the Adviser $14,086 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
K.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net

Invesco Small Cap Equity Fund

unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
L.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.745%
Next $250 million	0.730%
Next $500 million	0.715%
Next $1.5 billion	0.700%
Next $2.5 billion	0.685%
Next $2.5 billion	0.670%
Next $2.5 billion	0.655%
Over $10 billion	0.640%
For the year ended December 31, 2024, the effective advisory fee rate incurred by the Fund was 0.73%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
 Further, the Adviser has contractually agreed, through at least August 31, 2026, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended December 31, 2024, the Adviser waived advisory fees of $15,601.

Invesco Small Cap Equity Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2024, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended  December 31, 2024, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.
Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2024, IDI advised the Fund that IDI retained $79,454 in front-end sales commissions from the sale of Class A shares and $2,407 and $367 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
For the year ended December 31, 2024, the Fund incurred $66,070 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When significant events cause market movements to occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of December 31, 2024. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$975,991,136	$—	$—	$975,991,136
Money Market Funds	8,396,164	165,816,159	—	174,212,323
Total Investments	$984,387,300	$165,816,159	$—	$1,150,203,459
NOTE 4—Expense Offset Arrangement(s)
The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions.  For the year ended December 31, 2024, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $26,174.
NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the

Invesco Small Cap Equity Fund

Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2024 and 2023:
	2024	2023
Long-term capital gain	$71,838,229	$3,432,578

Tax Components of Net Assets at Period-End:
2024
Undistributed long-term capital gain	$13,299,863
Net unrealized appreciation — investments	283,711,107
Net unrealized appreciation (depreciation) — foreign currencies	(4)
Temporary book/tax differences	(99,019)
Shares of beneficial interest	687,348,597
Total net assets	$984,260,544
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of December 31, 2024.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2024 was $461,383,793 and $516,681,562, respectively. As of December 31, 2024, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$305,550,804
Aggregate unrealized (depreciation) of investments	(21,839,697)
Net unrealized appreciation of investments	$283,711,107
Cost of investments for tax purposes is $866,492,352.
NOTE 9—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of net operating losses and equalization, on December 31, 2024, undistributed net investment income (loss) was increased by $1,223,446, undistributed net realized gain was decreased by $2,148,482 and shares of beneficial interest was increased by $925,036. This reclassification had no effect on the net assets of the Fund.

Invesco Small Cap Equity Fund

NOTE 10—Share Information
	Summary of Share Activity
	Year ended December 31, 2024(a)		Year ended December 31, 2023
	Shares	Amount	Shares	Amount
Sold:
Class A	3,487,139	$50,744,107	3,743,902	$46,459,127
Class C	287,009	2,583,382	234,297	1,818,450
Class R	961,916	12,361,701	968,586	10,551,250
Class Y	1,090,001	17,234,053	1,195,826	15,917,506
Class R5	144,109	2,473,415	242,675	3,673,339
Class R6	2,820,334	50,144,340	3,248,205	48,733,751
Issued as reinvestment of dividends:
Class A	2,802,097	43,404,479	160,533	2,106,285
Class C	158,098	1,435,528	9,174	74,528
Class R	372,592	5,011,356	21,054	242,959
Class Y	276,762	4,652,368	14,775	208,616
Class R5	64,646	1,225,045	4,962	78,294
Class R6	668,559	12,863,073	36,464	583,428
Automatic conversion of Class C shares to Class A shares:
Class A	110,477	1,619,561	115,665	1,424,828
Class C	(180,035)	(1,619,561)	(185,451)	(1,424,828)
Reacquired:
Class A	(6,253,322)	(90,668,056)	(6,732,019)	(83,449,182)
Class C	(309,785)	(2,768,065)	(278,647)	(2,140,509)
Class R	(1,279,017)	(16,459,309)	(1,005,132)	(10,985,402)
Class Y	(1,262,095)	(19,718,680)	(1,531,900)	(20,301,161)
Class R5	(630,464)	(10,868,394)	(255,750)	(3,820,735)
Class R6	(2,682,836)	(47,709,495)	(7,001,603)	(102,747,212)
Net increase (decrease) in share activity	646,185	$15,940,848	(6,994,384)	$(92,996,668)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 48% of the outstanding shares of the
Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco Small Cap Equity Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Funds Group (Invesco Funds Group) and Shareholders of Invesco Small Cap Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Small Cap Equity Fund (one of the funds constituting AIM Funds Group (Invesco Funds Group), referred to hereafter as the "Fund") as of December 31, 2024, the related statement of operations for the year ended December 31, 2024, the statement of changes in net assets for each of the two years in the period ended December 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2024 and the financial highlights for each of the five years in the period ended December 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
February 20, 2025
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco Small Cap Equity Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2024:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$73,985,229
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco Small Cap Equity Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
Not applicable.

Invesco Small Cap Equity Fund

SEC file number(s): 811-01540 and 002-27334
Invesco Distributors, Inc.
SCE-NCSR

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others for Open-End Management Investment Companies.

This information is filed under Item 7 of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

None.

Item 16. Controls and Procedures.

(a) As of a date within 90 days of the filing date of this report, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Act. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activity for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

19(a)(1) Code of Ethics is attached as Exhibit 99.CODEETH.

19(a)(2) Not applicable.

19(a)(3) Certifications of the Registrant's PEO and PFO pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

19(a)(4) Not applicable.

19(a)(5) Not applicable.

19(b) Certifications of Registrant's PEO and PFO pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) AIM Funds Group (Invesco Funds Group)

By:    /s/ Glenn Brightman                                          .

Name: Glenn Brightman

Title:Principal Executive Officer

Date: February 28, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:    /s/ Glenn Brightman                                          ..

Name:Glenn Brightman

Title:Principal Executive Officer

Date: February 28, 2025

By:       /s/ Adrien Deberghes                                             ____

Name:Adrien Deberghes

Title:Principal Financial Officer

Date:February 28, 2025